     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 1997

                                                SECURITIES ACT FILE NO. 33-46216
                                        INVESTMENT COMPANY ACT FILE NO. 811-6581
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 7                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 8                              [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                        MERRILL LYNCH DRAGON FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           800 SCUDDERS MILL ROAD
           PLAINSBORO, NEW JERSEY                                   08536
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                        MERRILL LYNCH DRAGON FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:


            COUNSEL FOR THE FUND:                         PHILIP L. KIRSTEIN, ESQ.
              BROWN & WOOD LLP                         MERRILL LYNCH ASSET MANAGEMENT
           ONE WORLD TRADE CENTER                               P.O. BOX 9011
        NEW YORK, NEW YORK 10048-0557                 PRINCETON, NEW JERSEY 08543-9011
    ATTENTION: THOMAS R. SMITH, JR., ESQ.
          BRIAN M. KAPLOWITZ, ESQ.


                            ------------------------


              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


                          [X] immediately upon filing pursuant to paragraph (b)

                          [ ] on (date) pursuant to paragraph (b)
                          [ ] 60 days after filing pursuant to paragraph (a)(1)
                          [ ] on (date) pursuant to paragraph (a)(1)
                          [ ] 75 days after filing pursuant to paragraph (a)(2)
                          [ ] on (date) pursuant to paragraph (a)(2) of rule
              485.

              IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                          [ ] this post-effective amendment designates a new
                              effective date for a previously filed
                              post-effective amendment.
                            ------------------------


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON FEBRUARY 24, 1997.

================================================================================

                        MERRILL LYNCH DRAGON FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET


   N-1A
 ITEM NO.                                                                  LOCATION
-----------                                                ----------------------------------------
PART A
  Item 1.   Cover Page..................................   Cover Page
  Item 2.   Synopsis....................................   Fee Table; Prospectus Summary
  Item 3.   Condensed Financial Information.............   Financial Highlights
  Item 4.   General Description of Registrant...........   Investment Objective and Policies;
                                                             Additional Information
  Item 5.   Management of the Fund......................   Fee Table; Prospectus Summary;
                                                             Management of the Fund; Inside Back
                                                             Cover Page
  Item 5A.  Management's Discussion of Fund
              Performance...............................   Not Applicable
  Item 6.   Capital Stock and Other Securities..........   Cover Page; Additional Information
  Item 7.   Purchase of Securities Being Offered........   Cover Page; Fee Table; Prospectus
                                                             Summary; Merrill Lynch Select
                                                             PricingSM System; Purchase of Shares;
                                                             Shareholder Services; Additional
                                                             Information; Inside Back Cover Page
  Item 8.   Redemption or Repurchase....................   Fee Table; Prospectus Summary; Merrill
                                                             Lynch Select PricingSM System;
                                                             Purchase of Shares; Redemption of
                                                             Shares
  Item 9.   Pending Legal Proceedings...................   Not Applicable
PART B
  Item 10.  Cover Page..................................   Cover Page
  Item 11.  Table of Contents...........................   Back Cover Page
  Item 12.  General Information and History.............   Not Applicable
  Item 13.  Investment Objective and Policies...........   Investment Objective and Policies
  Item 14.  Management of the Fund......................   Management of the Fund
  Item 15.  Control Persons and Principal Holders of
              Securities................................   Management of the Fund; General
                                                             Information -- Security Ownership of
                                                             Certain Beneficial Owners
  Item 16.  Investment Advisory and Other Services......   Management of the Fund; Purchase of
                                                             Shares; General Information
  Item 17.  Brokerage Allocation and Other Practices....   Portfolio Transactions and Brokerage
  Item 18.  Capital Stock and Other Securities..........   General Information -- Description of
                                                             Shares
  Item 19.  Purchase, Redemption and Pricing of
              Securities
              Being Offered.............................   Purchase of Shares; Redemption of
                                                           Shares; Determination of Net Asset
                                                             Value; Shareholder Services;
                                                             Additional Information
  Item 20.  Tax Status..................................   Additional Information -- Dividends and
                                                             Distributions; Additional
                                                             Information -- Taxes
  Item 21.  Underwriters................................   Purchase of Shares
  Item 22.  Calculation of Performance Data.............   Performance Data
  Item 23.  Financial Statements........................   Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

APRIL 28, 1997


                        MERRILL LYNCH DRAGON FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800


    Merrill Lynch Dragon Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks long-term capital appreciation by investing primarily in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin. For purposes of its investment objective, the Fund considers developing Asia-Pacific countries to be all countries in Asia and the Pacific Basin other than Japan, Australia and New Zealand. The objective of the Fund reflects the belief that the emerging economies and securities markets of the developing Asia-Pacific countries present attractive investment opportunities. It is expected that under normal conditions at least 65% of the Fund's total assets will be invested in developing Asia-Pacific securities. The Fund may attempt to hedge against market and currency risk. There can be no assurance that the Fund's investment objective will be achieved. Investments on an international basis in developing Asia-Pacific securities involve certain risk factors. See "Risk Factors and Special Considerations" on page 12, herein. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 17.


    Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. See "Merrill Lynch Select PricingSM System" on page 5.


    Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers that have entered into selected dealers agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                            ------------------------


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                            ------------------------


    This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated April 28, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                     CLASS A(a)             CLASS B(b)                CLASS C       CLASS D
                                                     ----------   ------------------------------  ----------------  --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases (as a
    percentage of offering price)..................  5.25%(c)                  None                     None        5.25%(c)
  Sales Charge Imposed on Dividend Reinvestments...    None                    None                     None           None
  Deferred Sales Charge (as a percentage of
    original purchase price or redemption proceeds,
    whichever is lower)............................   None(d)      4.0% during the first year,      1.0% for one    None(d)
                                                                     decreasing 1.0% annually         year(f)
                                                                   thereafter to 0.0% after the
                                                                          fourth year(e)
  Exchange Fee.....................................    None                    None                     None           None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
  Management Fees(g)...............................    1.00%                  1.00%                    1.00%          1.00%
  12b-1 Fees(h):
    Account Maintenance Fees.......................    None                   0.25%                    0.25%          0.25%
    Distribution Fees..............................    None                   0.75%                    0.75%           None
                                                                    (Class B shares convert to
                                                                   Class D shares automatically
                                                                    after approximately eight
                                                                  years and cease being subject
                                                                      to distribution fees)
OTHER EXPENSES:
  Custodial Fees...................................    .13%                    .13%                     .13%           .13%
  Shareholder Servicing Costs(i)...................    .16%                    .19%                     .20%           .16%
  Other............................................    .04%                    .04%                     .04%           .04%
                                                      ------                  -----                    -----         ------
    Total Other Expenses...........................    .33%                    .36%                     .37%           .33%
                                                      ------                  -----                    -----         ------
Total Fund Operating Expenses......................    1.33%                  2.36%                    2.37%          1.58%
                                                      ======                  =====                    =====         ======


---------------


(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 36 and "Shareholder Services -- Fee-Based Programs" -- page 48.


(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 39.


(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares by certain retirement plans in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 36.



(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" on page 48.



(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 48.



(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 48.



(g)  See "Management of the Fund -- Management and Advisory
     Arrangements" -- page 32.



(h) See "Purchase of Shares -- Distribution Plans" -- page 42.



(i)  See "Management of the Fund -- Transfer Agency Services" -- page 34.

EXAMPLE:


                                                           CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                         -----------------------------------------------
                                                         1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                         -------     --------     --------     ---------
An investor would pay the following expenses on a
  $1,000 investment including the maximum $52.50
  initial sales charge (Class A and Class D shares
  only) and assuming (1) the Total Fund Operating
  Expenses for each class set forth on page 2, (2) a 5%
  annual return throughout the periods and (3)
  redemption at the end of the period (including any
  applicable CDSC for Class B and Class C shares):
     Class A...........................................    $65         $ 92         $122         $ 204
     Class B...........................................    $64         $ 94         $126         $ 251*
     Class C...........................................    $34         $ 74         $127         $ 271
     Class D...........................................    $68         $100         $134         $ 230
An investor would pay the following expenses on the
  same $1,000 investment assuming no redemption at the
  end of the period:
     Class A...........................................    $65         $ 92         $122         $ 204
     Class B...........................................    $24         $ 74         $126         $ 251*
     Class C...........................................    $24         $ 74         $127         $ 271
     Class D...........................................    $68         $100         $134         $ 230


---------------
*Assumes conversion to Class D shares approximately eight years after purchase.


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. The example should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

THE FUND

     The Fund is a non-diversified, open-end management investment company.

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in developing Asia-Pacific equity and debt securities. For purposes of its investment objective, the Fund considers developing Asia-Pacific countries to be all countries in Asia and the Pacific Basin other than Japan, Australia and New Zealand. The objective of the Fund reflects the belief that the emerging economies and securities markets of the developing Asia-Pacific countries present attractive investment opportunities.


     The economies of a number of the developing Asia-Pacific countries have been among the most rapidly growing economies in the world in recent years. In the 1980's, the four original newly industrialized economies ("NIEs") in the region were Hong Kong, South Korea, Singapore and Taiwan, the so-called four "tigers." In the late 1980's, the economies of Thailand, Malaysia, and Indonesia began to emerge, making significant economic progress. More recently, southern China, particularly the province of Guangdong, experienced rapid economic growth. This regional growth has resulted from government policies directed towards market-oriented economic reform and, in particular, seeking to encourage the development of labor-intensive, export-oriented industries. There also has been growth resulting from an increase in domestic demand. In addition, the governments have been introducing deregulatory reforms to encourage development of their securities markets and, in varying degrees, permit foreign investment. A number of these securities markets have been undergoing rapid growth. While investments in the developing Asia-Pacific countries are subject to considerable risks (see "Risk Factors and Special Considerations"), the Fund believes that the above developments in the region present attractive investment opportunities.


     The opportunities for capital appreciation are prevalent in Asia-Pacific equity securities. The Fund may also seek capital appreciation through investment in developing Asia-Pacific debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation.

     The Fund is authorized to employ a variety of investment techniques to hedge against market and currency risk, although at the present time suitable hedging instruments may not be available with respect to developing Asia-Pacific securities on a timely basis and on acceptable terms. Furthermore, even if hedging techniques are available, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when market or currency movements occur.

RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investments in securities of developing Asia-Pacific issuers involve special considerations and risks not typically associated with investments in securities of U.S. issuers, including the risks associated with international investing generally, such as currency fluctuations; the risks of investing in countries with smaller capital markets, such as limited liquidity, price volatility and restrictions on foreign investment; and the risks associated with undeveloped economies of the developing Asia-Pacific countries, including significant political and social uncertainties, government involvement in the economies, overburdened infrastructures, archaic legal systems, environmental problems, and obsolete financial systems.

THE MANAGER


     Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") acts as the manager for the Fund and provides the Fund with management services. The Manager is owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). The Manager, or its affiliate, Fund Asset Management, L.P. ("FAM"), acts as the investment adviser for more than 130 other registered investment companies. The Manager and FAM also offer portfolio management and portfolio analysis services to individuals and institutions. As of March 31, 1997, the Manager and FAM had a total of approximately $247.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager. See "Management of the Fund -- Management and Advisory Arrangements."


PURCHASE AND REDEMPTION OF SHARES


     Shares of the Fund may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. See "Merrill Lynch Select Pricing(SM) System" and "Purchase of Shares."


DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute all of its net investment income. Dividends from such net investment income are paid at least annually. All net realized long-term and short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Additional
Information -- Dividends and Distributions."


DETERMINATION OF NET ASSET VALUE


     The net asset value of the Fund is determined by the Manager once daily as of 15 minutes after the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time) on each day during which such exchange is open for business. See "Additional Information -- Determination of Net Asset Value."


                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or its affiliate, FAM. Funds advised by MLAM or FAM which utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."


     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.


     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

--------------------------------------------------------------------------------


                                                          Account
                                                        Maintenance      Distribution
 CLASS                  SALES CHARGE(1)                     Fee              Fee             Conversion Feature
 ------------------------------------------------------------------------------------------------------------------
   A       Maximum 5.25% initial sales charge(2)(3)          No               No                     No
 ------------------------------------------------------------------------------------------------------------------
   B     CDSC for a period of four years, at a rate of      0.25%           0.75%       B shares convert to D shares
          4.0% during the first year, decreasing 1.0%                                       automatically after
                      annually to 0.0%(4)                                               approximately eight years(5)
 ------------------------------------------------------------------------------------------------------------------
   C               1.0% CDSC for one year(6)                0.25%           0.75%                    No
 ------------------------------------------------------------------------------------------------------------------
   D         Maximum 5.25% initial sales charge(3)          0.25%             No                     No
 ------------------------------------------------------------------------------------------------------------------


---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."



(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1 million will apply. See "Class A" and "Class D" below.

                                         (Footnotes continued on following page)

(4) The CDSC may be modified in connection with certain fee-based programs.



(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



(6) The CDSC may be waived in connection with certain fee-based programs.



Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25%, is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge
            Alternatives -- Class A and Class D Shares."



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class B shares and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares, also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans is modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."



Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC of 1.0% if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.



Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."



     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances.


     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares together with Class B, Class C and Class D share holdings will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.


     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended December 31, 1996 are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.



     The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.



                                                                                               CLASS B++
                                           CLASS A++                  -----------------------------------------------------------
                            ----------------------------------------                                                   FOR THE
                                                        FOR THE                                           FOR THE       PERIOD
                              FOR THE YEAR ENDED         PERIOD              FOR THE YEAR ENDED          TEN MONTHS    MAY 29,
                                   DEC. 31,          OCT. 21. 1994+               DEC. 31,                 ENDED        1992+
                            ----------------------    TO DEC. 31,     --------------------------------    DEC. 31,   TO FEB. 28,
                               1996        1995           1994           1996        1995       1994        1993         1993
                            ----------  ----------  ----------------  ----------   --------   --------   ----------  ------------
Increase (Decrease) in Net
 Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period................   $  15.99    $  15.05        $17.43       $    15.98   $  15.03   $  18.74    $  11.01     $  10.00
                              -------     -------        ------       ----------   --------   --------    --------     --------
Investment income
 (loss) -- net............        .14         .12           .02             (.04)      (.03)      (.07)       (.02)        (.02)
Realized and unrealized
 gain (loss) on
 investments and foreign
 currency
 transactions -- net......       2.03        1.00         (1.91)            2.02       1.00      (3.28)       7.86         1.05
                              -------     -------        ------       ----------   --------   --------    --------     --------
Total from investment
 operations...............       2.17        1.12         (1.89)            1.98        .97      (3.35)       7.84         1.03
                              -------     -------        ------       ----------   --------   --------    --------     --------
Less dividends and
 distributions:
 Investment
   income -- net..........         --          --            --               --         --         --          --+++         --
 In excess of investment
   income -- net..........         --        (.18)         (.13)              --       (.02)        --          --+++       (.02)
 Realized gain on
   investments -- net.....       (.07)         --          (.27)            (.07)        --       (.27)       (.11)          --+++
 In excess of realized
   gain on
   investments -- net.....         --          --          (.09)              --         --       (.09)         --           --
                              -------     -------        ------       ----------   --------   --------    --------     --------
Total dividends and
 distributions............       (.07)       (.18)         (.49)            (.07)      (.02)      (.36)       (.11)        (.02)
                              -------     -------        ------       ----------   --------   --------    --------     --------
Net asset value, end of
 period...................   $  18.09    $  15.99        $15.05       $    17.89   $  15.98   $  15.03    $  18.74     $  11.01
                              =======     =======        ======       ==========   ========   ========    ========     ========
TOTAL INVESTMENT RETURN:**
Based on net asset value
 per share................      13.59%       7.44%       (10.82)%#         12.41%      6.49%    (17.86)%     71.27%#      10.32%#
                              =======     =======        ======       ==========   ========   ========    ========     ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses..................       1.33%       1.37%         1.54%*           2.36%      2.41%      2.40%       2.35%*       2.49%*
                              =======     =======        ======       ==========   ========   ========    ========     ========
Investment income
 (loss) -- net............        .78%         74%          .84%*           (.24)%     (.20)%     (.42)%      (.15)%*       (.08)%*
                              =======     =======        ======       ==========   ========   ========    ========     ========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)...........   $ 49,943    $ 31,591        $3,383       $1,157,944   $991,281   $917,384    $990,843     $365,430
                              =======     =======        ======       ==========   ========   ========    ========     ========
Portfolio turnover........      30.63%      24.52%        16.45%           30.63%     24.52%     16.45%      16.62%        4.65%
                              =======     =======        ======       ==========   ========   ========    ========     ========
Average commission rate
 paid##...................   $  .0130          --            --       $    .0130         --         --          --           --
                              =======     =======        ======       ==========   ========   ========    ========     ========


------------------------

   * Annualized.


  ** Total investment returns exclude the effect of sales loads.


   + Commencement of Operations.


  ++ Based on average shares outstanding during the period.


 +++ Amount was less than $.01 per share.

  # Aggregate total investment return.


 ## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average commission rate paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                                                                                               CLASS D++
                                           CLASS C++                  -----------------------------------------------------------
                            ----------------------------------------                                                   FOR THE
                                                        FOR THE                                           FOR THE       PERIOD
                              FOR THE YEAR ENDED         PERIOD              FOR THE YEAR ENDED          TEN MONTHS    MAY 29,
                                   DEC. 31,          OCT. 31. 1994+               DEC. 31,                 ENDED        1992+
                            ----------------------    TO DEC. 31,     --------------------------------    DEC. 31,   TO FEB. 28,
                               1996        1995           1994           1996        1995       1994        1993         1993
                            ----------  ----------  ----------------  ----------   --------   --------   ----------  ------------
Increase (Decrease) in Net
 Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period................   $  15.79    $  14.92        $17.29       $    16.05   $  15.08   $  18.77    $  11.01     $  10.00
                              -------     -------        ------       ----------   --------   --------    --------     --------
Investment income
 (loss) -- net............       (.04)       (.04)         (.01)             .09        .09        .06         .07          .05
Realized and unrealized
 gain (loss) on
 investments and foreign
 currency transactions --
 net......................       2.00        1.00         (1.89)            2.04       1.02      (3.30)       7.88         1.04
                              -------     -------        ------       ----------   --------   --------    --------     --------
Total from investment
 operations...............       1.96         .96         (1.90)            2.13       1.11      (3.24)       7.95         1.09
                              -------     -------        ------       ----------   --------   --------    --------     --------
Less dividends and
 distributions:
 Investment
   income -- net..........         --          --            --               --         --         --        (.01)          --+++
 In excess of investment
   income -- net..........         --        (.09)         (.11)              --       (.14)      (.09)       (.07)        (.08)
 Realized gain on
   investments -- net.....       (.07)         --          (.27)            (.07)        --       (.27)       (.11)          --
 In excess of realized
   gain on investments --
   net....................         --          --          (.09)              --         --       (.09)         --           --
                              -------     -------        ------       ----------   --------   --------    --------     --------
Total dividends and
 distributions............       (.07)       (.09)         (.47)            (.07)      (.14)      (.45)       (.19)        (.08)
                              =======     =======        ======       ==========   ========   ========    ========     ========
Net asset value, end of
 period...................   $  17.68    $  15.79        $14.92       $    18.11   $  16.05   $  15.08    $  18.77     $  11.01
                              =======     =======        ======       ==========   ========   ========    ========     ========
TOTAL INVESTMENT RETURN:**
Based on net asset value
 per share................      12.43%       6.46%       (10.98)%#         13.29%      7.35%    (17.24)%     72.31%#      10.99%#
                              =======     =======        ======       ==========   ========   ========    ========     ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses..................       2.37%       2.42%         2.57%*           1.58%      1.63%      1.63%       1.59%*       1.73%*
                              =======     =======        ======       ==========   ========   ========    ========     ========
Investment income
 (loss) -- net............       (.23)%      (.28)%        (.17)%*           .53%       .59%       .34%        .61%*        .61%*
                              =======     =======        ======       ==========   ========   ========    ========     ========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)...........   $ 62,113    $ 29,042        $5,329       $  297,179   $285,485   $249,903    $311,848     $111,180
                              =======     =======        ======       ==========   ========   ========    ========     ========
Portfolio turnover........      30.63%      24.52%        16.45%           30.63%     24.52%     16.45%      16.62%        4.65%
                              =======     =======        ======       ==========   ========   ========    ========     ========
Average commission rate
 paid##...................   $  .0130          --            --       $    .0130         --         --          --           --
                              =======     =======        ======       ==========   ========   ========    ========     ========


------------------------

  * Annualized.

 ** Total investment returns exclude the effects of sales loads.

  + Commencement of Operations.


 ++ Based on average shares outstanding during the period.


+++ Amount was less than $.01 per share.

 # Aggregate total investment return.


## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average commission rate paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

GENERAL

     Because the Fund intends to invest primarily in developing Asia-Pacific securities, an investor in the Fund should be aware of certain risk factors and special considerations relating to investing in developing Asia-Pacific economies. More generally, the investor should also be aware of risks and considerations related to international investing and investing in smaller capital markets, each of which may involve risks which are not typically associated with investments in securities of U.S. issuers. Consequently, the Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment program.

INVESTING ON AN INTERNATIONAL BASIS AND IN COUNTRIES WITH SMALLER CAPITAL
MARKETS

     Investing on an international basis and in countries with smaller capital markets involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes. These risks are often heightened for investments in smaller capital markets and developing Asia-Pacific countries.

     Most of the securities held by the Fund will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and such foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller capital markets. Foreign companies, and companies in smaller capital markets in particular, are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities since the expenses of the Fund, such as management and advisory fees and custodial costs, are higher.

INVESTING IN DEVELOPING ASIA-PACIFIC SECURITIES MARKETS AND ECONOMIES


     The securities markets of developing Asia-Pacific countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region, such as in Japan. Developing Asia-Pacific brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund. The Fund's investment restrictions permit it to invest up to 15% of its total assets in securities which are determined by the Manager to be illiquid securities.


     The investment objective of the Fund reflects the belief that the economies of the developing Asia-Pacific countries will continue to grow in such a fashion as to provide attractive investment opportunities. At the same time, emerging economies present certain risks that do not exist in more established economies, especially significant is that political and social uncertainties exist for many of the developing Asia-Pacific countries. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

     Legal standards applicable in certain developing Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is not fully established in certain developing Asia-Pacific countries. Similarly, the rights of investors in developing Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations.

     Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing Asia-Pacific countries. For example, some of the currencies of developing Asia-Pacific countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. In addition, as mentioned above, governments of many developing Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country.

Accordingly, government actions in the future could have a significant effect on economic conditions in developing Asia-Pacific countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

     In addition to the relative lack of publicly available information about developing Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as are applicable to U.S. companies, inflation accounting rules in some developing Asia-Pacific countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing Asia-Pacific companies.

     Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

     Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Trading in debt obligations ("sovereign debt") issued or guaranteed by developing Asia-Pacific governments or their agencies and instrumentalities ("governmental entities") involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. As a result, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. The Fund's ability to pursue the collection of such debts by means of legal process following a default may be limited by sovereign immunity or other legal concepts.

     As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

RESTRICTIONS ON FOREIGN INVESTMENTS

     Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.


     Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of the Fund's total assets may be comprised, in the aggregate, of assets which are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.



     A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing Asia-Pacific countries, and certain of such countries, such as Thailand and South Korea, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing Asia-Pacific countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.



     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The Investment Company Act restricts the Fund's investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

LIMITATIONS ON SHARE TRANSACTIONS

     To permit the Fund to invest the net proceeds from the sale of its shares in an orderly manner, the Fund may, from time to time, suspend the sale of its shares, except for dividend reinvestment. The Fund also reserves the right to limit the number of its shares that may be purchased by a person during a specified period of time or in the aggregate.

FEES AND EXPENSES

     The management fee (at the annual rate of 1.00% of the Fund's average daily net assets) and other operating expenses of the Fund are higher than the management fees and operating expenses of other mutual funds managed by the Manager and other investment advisers. Any limitations on the growth of the Fund could adversely affect its operating expense ratio.

HEDGING STRATEGIES

     The Fund may engage in various portfolio strategies to seek to hedge against movements in the equity markets, interest rates and exchange rates between currencies by the use of options, futures, options on futures and forward currency transactions. However, suitable hedging instruments may not be available with respect to developing Asia-Pacific securities on a timely basis and on acceptable terms. Furthermore, even if hedging techniques are available, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when market or currency movements occur. In addition, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures and movements in the prices of the securities, interest rates or currencies which are the subject of the hedge. Hedging transactions in foreign markets are also subject to the risk factors associated with foreign investments generally, as discussed above. Investors should be aware that U.S. dollar denominated securities may not be available in some or all developing Asia-Pacific countries, that the forward currency market for the purchase of U.S. dollars in most, if not all, developing Asia-Pacific countries is not highly developed, and that, in certain developing Asia-Pacific countries, no forward market for foreign currencies currently exists or such market may be closed to investment by the Fund.

NO RATING CRITERIA FOR DEBT SECURITIES


     The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality ("high yield/high risk securities") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The sovereign debt instruments in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be no liquid secondary trading market for such securities. The Fund may invest up to 5% of its total assets in sovereign debt that is in default. See "Investment Objective and Policies -- Certain Risks of Debt Securities."

BORROWING


     The Fund currently may borrow up to 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. The Fund will not purchase securities while borrowings exceed 5% of its total assets except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained, exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.


NON-DIVERSIFIED STATUS

     As a non-diversified investment company, the Fund may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it may not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. Also, as a non-diversified investment company, since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund is a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in developing Asia-Pacific equity and debt securities. Except for Temporary Investments, as defined below, at least 65% of the Fund's assets will consist of direct or indirect investments in developing Asia-Pacific equity and debt securities, including common stocks, preferred stocks, debt securities convertible into common stocks and non-convertible debt securities. This investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. The Fund is authorized to employ a variety of investment techniques to hedge against market and currency risk, although suitable hedging instruments may not be available on a timely basis and on acceptable terms. There can be no assurance that the Fund's investment objective will be achieved.

     For the purposes of the Fund's investment objective, developing Asia-Pacific countries include Hong Kong, South Korea, Singapore, Taiwan, Thailand, Malaysia, Indonesia, China, the Philippines, India, Pakistan, Turkey, Brunei and Sri Lanka. Japan, Australia and New Zealand, because they have more developed economies, are not included. A security ordinarily will be considered to be a developing Asia-Pacific security when its issuer is organized in, or its primary trading market is located in, a developing country in Asia or in the Pacific Basin. The Fund may consider a security to be a developing Asia-Pacific security, without reference to its issuer's domicile or to its primary trading market, when at least 50% of the issuer's non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such countries. The Fund may acquire developing Asia-Pacific securities that are denominated in currencies other than a developing Asia-

Pacific currency. The Fund also may consider a debt security that is denominated in a developing Asia-Pacific currency to be a developing Asia-Pacific security without reference to its principal trading market or to the location of its issuer. The Fund may consider investment companies to be located in the country or countries in which they primarily make their portfolio investments.


     The economies of a number of the developing Asia-Pacific countries have been among the most rapidly growing economies in the world in recent years. In the 1980's, the four original NIEs were Hong Kong, South Korea, Singapore and Taiwan, the so-called four "tigers." In the late 1980's, the economies of Thailand, Malaysia and Indonesia, which, together with Singapore, the Philippines and Brunei, are members of the Association of Southeast Asian Nations ("ASEAN"), began to emerge, making significant economic progress. More recently, southern China, particularly the province of Guangdong, experienced rapid economic growth. This regional growth has resulted from government policies directed towards market-oriented economic reform and, in particular, seeking to encourage the development of labor-intensive, export-oriented industries. There also has been growth resulting from an increase in domestic demand. In addition, the governments have been introducing deregulatory reforms to encourage development of their securities markets and, in varying degrees, permit foreign investment. A number of these securities markets have been undergoing rapid growth. While investments in developing Asia-Pacific securities are subject to considerable risks (see "Risk Factors and Special Considerations"), the objective of the Fund reflects the belief that the emerging economies and securities markets of developing Asia-Pacific countries present attractive investment opportunities.


     The Fund will generally seek to diversify investments on a geographic basis within the developing Asia-Pacific countries. Under certain adverse investment conditions, however, the Fund may restrict the developing Asia-Pacific securities markets in which its assets are invested. The allocation of the Fund's assets among the various securities markets of the developing Asia-Pacific countries will be determined by the Manager.

     Many investors, particularly individuals, lack the information, capability or inclination to invest in the developing Asia-Pacific countries. It also may not be permissible for such investors to invest directly in certain developing Asia-Pacific capital markets. Unlike many intermediary investment vehicles, such as closed-end investment companies that invest in a single country, the Fund intends to diversify investment risk among the capital markets of a number of countries.


     The Fund may also seek capital appreciation through investment in developing Asia-Pacific debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation. In accordance with its investment objective, the Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may, from time to time, invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), notwithstanding that the Fund may not anticipate that such securities will experience substantial capital appreciation. Such income can be used, however, to offset the operating expenses of the Fund. For a description of the risks involved in investing in high yield debt see "Certain Risks of Debt Securities."


     The Fund may invest in debt securities ("sovereign debt") issued or guaranteed by developing Asia-Pacific governments (including developing Asia-Pacific countries, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development ("supranational entities"), debt securities issued by corporations or financial institutions or debt securities issued by the U.S. Government or an agency or instrumentality thereof.

     Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related governmental agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank") and the Asian Development Bank. The governmental members or "stockholders" usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.


     The Fund reserves the right, as a temporary defensive measure or to provide for redemptions or in anticipation of investment in developing Asia-Pacific countries, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities including money market securities denominated in U.S. dollars or foreign currencies ("Temporary Investments"). The Fund may invest in the securities of developing Asia-Pacific issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of developing Asia-Pacific issuers. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such ADRs. The Fund may also invest in venture capital investments and illiquid privately placed securities, provided that such investments, together with other illiquid securities held by the Fund, do not exceed 15% of the Fund's net assets.


CERTAIN RISKS OF DEBT SECURITIES


     No Rating Criteria for Debt Securities. The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to low rating categories of nationally recognized statistical rating organizations such as Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality (referred to herein as "high yield/high risk securities") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Statement of Additional Information -- Appendix." These securities are commonly referred to as "junk" bonds. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund is not authorized to purchase debt securities that are in default, except for sovereign debt (discussed below) in which the Fund may invest no more than 5% of its total assets while such sovereign debt securities are in default.


     The market values of high yield/high risk securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield/high risk securities because there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers of prices for actual sales. The Fund's Directors, or the Manager, will carefully consider the factors affecting the market for high yield/high risk, lower rated securities in determining whether any particular security is liquid or illiquid and whether current market quotations are readily available.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

     Sovereign Debt. Certain developing Asia-Pacific countries owe significant amounts of debt to commercial banks and foreign governments. Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies available to the Fund, and there can be no assurance the Fund will be able to collect on defaulted sovereign debt in whole or in part.

     The sovereign debt instruments in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed above and are subject to many of the same risks as such securities. Similarly, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities. The Fund will not invest more than 5% of its total assets in sovereign debt which is in default.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     The Fund is authorized to engage in various portfolio strategies to hedge its portfolio against adverse movements in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed below and in "Risk Factors in Options and Futures Transactions" below), the Manager believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. When the Fund engages in transactions denominated in foreign currencies, it will be subject to the risks of adverse changes in the exchange rates between such foreign currencies and the U.S. dollar, the currency used to value the Fund's assets. Reference is made to the Statement of Additional Information for further information concerning these strategies.

     There can be no assurance that the Fund's hedging transactions will be effective. Suitable hedging instruments may not be available with respect to developing Asia-Pacific securities on a timely basis and on acceptable terms. Furthermore, the Fund will only engage in hedging activities from time to time and will not necessarily engage in hedging transactions when movements in any particular equity, debt and currency markets occur.

     Set forth below are descriptions of certain hedging strategies in which the Fund is authorized to engage.

     Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.


     The Fund also may write (i.e., sell) put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written. The Fund will not write put options if the aggregate value of the obligations underlying the put options shall exceed 50% of the Fund's net assets.


     Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the stated exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of any offsetting sale of an identical option prior to the expiration of the option it has purchased.


     In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost (premiums paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.



     Stock or Other Financial Index Futures and Options. The Fund is authorized to engage in transactions in stock or other financial index options and futures (including futures on government bonds), and related options on such futures. The Fund may purchase or write put and call options on stock or other financial indices to hedge against the risks of market-wide stock price movement in the securities in which the Fund invests. Options on indices are similar to options on securities except that on settlement, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index on the relevant valuation date and the exercise price of the option times a specified multiple. The Fund may invest in stock or other financial index options based on a broad market index, e.g., the S&P 500 Index, or based on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index.



     The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties that obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a specified amount of a commodity, such as a type of security, for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."



     The Fund is also authorized to sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not invested or fully invested in any particular securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Manager does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.



     The Fund has authority to purchase and write call and put options on futures contracts (including financial futures) and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.



     The Fund also has authority to engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). Exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" for information as to restrictions on the use of OTC options.


     To trade futures contracts, the Fund is not required to deposit funds equal to the value of the futures contract. The Fund need only make a deposit, called an "initial margin deposit", equal to a percentage (typically 15% or less) of the value of the futures contract. As a result, a relatively small adverse move in the price of a futures contract may result in a substantial loss. For example, if at the time of purchase 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of that contract would, if the contract were then closed out, result in a total loss of the initial margin deposit before any deduction for brokerage commissions and other transaction costs. A decrease of more than 10% would result in a loss of more than the total initial margin deposit. Options on futures contracts are generally similarly or even more highly leveraged. However, when the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby minimizing the effect of leverage from such futures contract.

     Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund has no limitation on transaction hedging. The Fund will not speculate in foreign forward exchange. If the Fund enters into a position hedging transaction, the Fund's custodian will place cash or liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Investors should be aware that U.S. dollar denominated securities may not be available in some or all developing Asia-Pacific countries, that the forward currency market for the purchase for U.S. dollars in most, if not all, developing Asia-Pacific countries is not highly developed and that in certain developing Asia-Pacific countries no forward market for foreign currencies currently exists or such market may be closed to investment by the Fund.


     The Fund is also authorized to purchase or sell listed or over-the-counter ("OTC") foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Philippine peso denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Philippine pesos for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the Philippine peso relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of Philippine pesos for dollars at a specified price by a future date (a technique called a "spread"). By selling a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the Philippine peso to the dollar. The Manager believes that "spreads" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.


     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in such currency which it owns; the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency, and in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate at its custodian U.S. Government or other liquid securities having a market value substantially representing any subsequent net decrease in the market value of such hedged positions, including net positions with respect to cross-currency hedges. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.


     In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks and dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.


     Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CTFC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool" under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. These restrictions are in addition to other restrictions on the Fund's hedging activities mentioned herein.



     Restrictions on OTC Options. The Fund will engage in OTC options, including OTC stock index options, OTC foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million.

     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.



     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction. In addition, options and futures transactions in foreign markets are subject to the risk factors associated with foreign investments generally. See "Risk Factors and Special Considerations."


     The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used, or which can be sold at a formula price provided for in the OTC option agreement. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of the bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES


     Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in the securities of a single issuer. The Fund's investments will be limited, however, in order to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information -- Taxes." To qualify, the Fund must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. Government securities) are not exempt from the diversification requirements of the Code and are considered obligations of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.



     Portfolio Transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Risk Factors and Special Considerations." In executing the Fund's portfolio transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. The Fund may invest in certain securities traded in the over-the-counter market and, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund may serve as its broker in transactions conducted on an exchange and in OTC transactions conducted on an agency basis. In addition, consistent with the Conduct Rules of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than those associated with transactions in U.S. securities, although the Fund will endeavor to achieve the best net results in effecting such transactions.

     Portfolio Turnover. The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.


     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions.



     Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.50% of the aggregate purchase price of the security that the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and presently will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its total assets taken at the time of acquisition of such a commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying a commitment.


     There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


     Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with financial institutions that
(i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.


     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on the loaned securities and receives either the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


     Swap Agreements. The Fund is authorized to enter into equity swap agreements, which are contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. For example, swap agreements may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impractical. The swap agreement will be structured to provide for early termination in the event, for example, that the Fund desires to lock in appreciation.

     Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund, however, will deposit in a segregated account with its custodian liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The Fund will enter into a swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.



     Indexed and Inverse Securities. The Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. Interest and principal payable on a security also may be based on relative changes among particular indices. In addition, the Fund may invest in securities the potential investment return of which is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Examples of such types of securities are indexed or inverse securities issued with respect to a stock market index in a particular country.


     Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities generally will be more volatile than the market values of fixed-rate securities. Management of the Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.


     Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies or instrumentalities). In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors without shareholder approval.


     As a non-fundamental policy the Fund will not borrow amounts in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund will not purchase securities while borrowings exceed 5% of total assets except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained, exclusively for settlements of other securities transactions. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)


     As a non-fundamental policy, the Fund will not invest in securities that cannot readily be resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.



     Although not a fundamental policy, the Fund will include OTC options and the securities underlying such options in calculating the amount of its assets subject to the limitation set forth in the non-fundamental restriction regarding investment in restricted securities. However, as discussed above, the Fund may treat the securities it uses as cover for written OTC options as liquid and, therefore, will exclude such securities from this restriction, provided it follows a specified procedure. The Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position regarding OTC options, as discussed above.


                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of the Fund are:


     ARTHUR ZEIKEL* -- President of the Manager and its affiliate, FAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.; and Director of the Distributor.


     DONALD CECIL -- Special Limited Partner of Cumberland Partners (an investment partnership).

     EDWARD H. MEYER -- Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

     CHARLES C. REILLY -- Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

     RICHARD R. WEST -- Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

     EDWARD D. ZINBARG -- Former Executive Vice President of The Prudential Insurance Company of America.
---------------

* Interested person, as defined in the Investment Company Act, of the Fund.


MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager acts as the Fund's investment adviser. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager or its affiliate, FAM, acts as the investment adviser to more than 130 registered investment companies. The Manager or FAM also offers portfolio management and portfolio analysis services to individuals and institutions. As of March 31, 1997, the Manager and FAM had a total of approximately $247.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.



     The management agreement between the Fund and the Manager (the "Management Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors.


     The Manager provides the portfolio manager for the Fund, who considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary decisions, and places transactions accordingly. The Manager is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Management Agreement.


     The Fund pays the Manager a monthly fee at the annual rate of 1.0% of the average daily net assets of the Fund. This fee is higher than that of most mutual funds, including most other mutual funds managed by the Manager and other investment advisers, but management of the Fund believes this fee is justified by the additional investment research and analysis required in connection with investing in developing Asia-Pacific capital markets. For the fiscal year ended December 31, 1996, the Manager received a fee of $15,984,061 (based on average net assets of approximately $1.6 billion).

     Also, the Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount the Manager actually receives for providing services to the Fund pursuant to the Management Agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     Kara W. Y. Tan Bhala, Vice President of the Fund, is the Fund's Portfolio Manager. Ms. Tan Bhala has been a Vice President of the Manager and a Senior Portfolio Manager of the Manager and FAM since 1992. Ms. Tan Bhala was a Portfolio manager with Fiduciary Trust Company International from 1990 to 1992; a Vice President of James Capel Inc. from 1988 to 1990 and Senior Investment Analyst of James Capel (Far East) Ltd. from 1986 to 1988. Ms. Tan Bhala has been primarily responsible for the day-to-day management of the Fund's investment portfolio since it commenced operations.



     The Management Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the management fee; legal and audit fees; registration fees; unaffiliated Directors' fees and expenses; custodian and transfer agency fees; accounting costs; the costs of issuing and redeeming shares; and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended December 31, 1996, the Fund reimbursed the Manager $124,707 for accounting services. For the fiscal year ended December 31, 1996, the ratio of total expenses to average net assets for each class of shares was as follows: Class A, 1.33%; Class B, 2.36%; Class C, 2.37%; and Class D, 1.58%.


CODE OF ETHICS


     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.


     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. The term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing a beneficial interest of a person in the relevant share class or a record-keeping system, provided the record-keeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended December 31, 1996, the Fund paid $2,859,698 to the Transfer Agent pursuant to the Transfer Agency Agreement.


                               PURCHASE OF SHARES


     The Distributor, an affiliate of both the Manager and of Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1.



     The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the NYSE (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the orders from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 5.


     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except the Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege."



     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.


     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.
--------------------------------------------------------------------------------


                                                 Account        Distribution            Conversion
 CLASS             SALES CHARGE(1)           Maintenance Fee        Fee                  Feature
-----------------------------------------------------------------------------------------------------------
   A     Maximum 5.25% initial sales charge(2)(3)   No               No                     No
-----------------------------------------------------------------------------------------------------------
   B     CDSC for a period of four years, at      0.25%            0.75%       B shares convert to D shares
           a rate of 4.0% during the first                                         automatically after
          year, decreasing 1.0% annually to                                    approximately eight years(5)
                       0.0%(4)
-----------------------------------------------------------------------------------------------------------
   C          1.0% CDSC for one year(6)           0.25%            0.75%                    No
-----------------------------------------------------------------------------------------------------------
   D         Maximum 5.25% initial sales          0.25%              No                     No
                      charge(3)
-----------------------------------------------------------------------------------------------------------



                                              (Footnotes continued on next page)

---------------


(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors".


(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1 million will apply.



(4) The CDSC may be modified in connection with certain fee-based programs.



(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



(6) The CDSC may be waived in connection with certain fee-based programs.



INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.


                                          SALES LOAD AS      SALES LOAD AS         DISCOUNT TO
                                           PERCENTAGE*       PERCENTAGE* OF      SELECTED DEALERS
                                           OF OFFERING       THE NET AMOUNT     AS PERCENTAGE* OF
               AMOUNT OF PURCHASE             PRICE             INVESTED        THE OFFERING PRICE
        --------------------------------  --------------     --------------     ------------------
        Less than $25,000...............       5.25%              5.54%                5.00%
        $25,000 but less than $50,000...       4.75               4.99                 4.50
        $50,000 but less than
          $100,000......................       4.00               4.17                 3.75
        $100,000 but less than
          $250,000......................       3.00               3.09                 2.75
        $250,000 but less than
          $1,000,000....................       2.00               2.04                 1.80
        $1,000,000 and over**...........       0.00               0.00                 0.00


---------------

 * Rounded to the nearest one-hundredth percent.


** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994 and on Class A purchases by certain retirement plan investors in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.


     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.


     As noted above, as a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered.


     During the fiscal year ended December 31, 1996, the Fund sold 12,899,901 of its Class A shares for aggregate net proceeds to the Fund of $220,044,411. The gross sales charges for the sale of its Class A shares for the year were $4,396, of which $322 and $4,074 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver.



     During the fiscal year ended December 31, 1996, the Fund sold 25,641,811 of its Class D shares for aggregate net proceeds to the Fund of $438,051,376. The gross sales charges for the sale of its Class D shares for the year were $940,810, of which $64,519 and $876,291 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.



     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML&Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder
Services -- Fee-Based Programs."



     Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.



     Class D shares are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.


     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.


     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.


     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder
Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.


     Contingent Deferred Sales Charges -- Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


     The following table sets forth the rates of the Class B CDSC:

                                                              CLASS B CDSC
                                                            AS A PERCENTAGE
                            YEAR SINCE PURCHASE             OF DOLLAR AMOUNT
                               PAYMENT MADE                SUBJECT TO CHARGE
                    -----------------------------------    ------------------
                    0-1................................           4.00%
                    1-2................................           3.00
                    2-3................................           2.00
                    3-4................................           1.00
                    4 and thereafter...................           0.00


For the fiscal year ended December 31, 1996, the Distributor received CDSCs of $2,098,967 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased after October 21, 1994).


     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. Effective on or about May 12, 1997, the Class B CDSC also will be waived for any Class B shares purchased within eligible Employee Access(SM) Accounts. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs."



     Contingent Deferred Sales Charges -- Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs." For the fiscal year ended December 31, 1996, the Distributor received CDSCs of $71,125 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.


     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.


     The Conversion Period is also modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs."


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The

Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the fiscal year ended December 31, 1996, the Fund paid the Distributor $11,795,965 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $1.2 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. During the fiscal year ended December 31, 1996, the Fund paid the Distributor $606,862 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $60.4 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended December 31, 1996, the Fund paid the Distributor $780,000 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $310.3 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

     As of December 31, 1996, for Class B shares, fully allocated accrual expenses for the period since May 29, 1992 (commencement of operations) incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues by $2,339,000 (.20% of Class B net assets at that date). As of December 31, 1996, for Class B shares, direct cash revenues for the period since commencement of operations exceeded direct cash expenses for such period by approximately $24,778,099 (2.14% of Class B net assets at that date). As of December 31, 1996, for Class C shares, fully allocated accrual expenses for the period since October 21, 1994 (commencement of operations) exceeded fully allocated accrued revenues by $311,000 (.50% of Class C net assets at that date). As of December 31, 1996, for Class C shares, direct cash revenues for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $515,014 (.83% of Class C net assets at that date).



     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. A redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signatures on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.


     At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment has been collected for the purchase of such shares. Normally this delay will not exceed 10 days.

REPURCHASE

     The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time), on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) to confirm a repurchase of shares. Repurchases made directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might affect adversely shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.


     Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES


     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.


                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various plans and services, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.


INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment

Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent.


     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to a new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.


     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.


     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.


     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividend or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


SYSTEMATIC WITHDRAWAL PLANS


     A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions.

AUTOMATIC INVESTMENT PLANS


     Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.



FEE-BASED PROGRAMS



     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND or (800) 637-3863.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charges or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.


     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


     On occasion, the Fund may compare its performance to the Standard & Poor's 500 Index, the Dow Jones Industrial Average or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.


                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. See "Additional
Information -- Determination of Net Asset Value." Dividends and distributions will be reinvested automatically in shares of the Fund, at net asset value without a sales charge. However, a shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends or distributions, or both, in cash. See "Shareholder Services -- Automatic Reinvestment of Dividends and Distributions" for information as to how to elect either dividend reinvestment or cash payments. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year.


     The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Determination of Net Asset Value" below.


     Gains or losses attributable to foreign currency related gains or losses from certain of the Fund's investments may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions, and (b) all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, thereby reducing each shareholder's tax basis in Fund shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received a distribution greater than the shareholders' tax basis in Fund shares (assuming that the shares were held as a capital asset). For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Taxes" below. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed annually.


DETERMINATION OF NET ASSET VALUE


     Net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading or on such other day that there is sufficient trading in portfolio securities that the net asset value of the Fund's shares may be materially affected. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time to the nearest cent. Expenses, including the management fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.



     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; in addition, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities which are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as obtained from one or more dealers. Other investments, including futures contracts and related options, will be stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.


TAXES


     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


     The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.


     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset).

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND


     The Fund was incorporated under Maryland law on February 13, 1992. As of the date of this Prospectus, the Fund has an authorized capital of 500,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance fee relating to such shares and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of common stock at a future date.


     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold an annual meeting of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. The Fund will assist in shareholder communications in the manner described in Section 16(c) of the Investment Company Act. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that, as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.
                                 P.O. Box 45289
                          Jacksonville, FL 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.

         MERRILL LYNCH DRAGON FUND, INC. -- AUTHORIZATION FORM (PART 1)

--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)

   [ ] Class A shares    [ ] Class B shares    [ ] Class C shares    [ ] Class D shares


of Merrill Lynch Dragon Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


   Basis for establishing an Investment Account:

      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

   1. .................................. 4. ....................................

   2. .................................. 5. ....................................

   3. .................................. 6. ....................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                      First Name           Initial           Last Name

Address.........................................................................

 ................................... Date .......................................
            (Zip Code)

Occupation .........................................   Name and Address of Employer.................................................

                                                       .............................................................................

                                                       .............................................................................

 .....................................................  .............................................................................
                 Signature of Owner                                           Signature of Co-Owner (if any)


(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                        Ordinary Income Dividends                            Long-Term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  [ ]     Reinvest                             SELECT  [ ]     Reinvest
                        ONE:   [ ]      Cash                                 ONE:   [ ]      Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:
[ ] Check  or   [ ] Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Dragon Fund, Inc. Authorization Form.

Specify type of account (check one): [ ] checking [ ] savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ........................ Account Number.............................

Bank Address....................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor..........................................................

Signature of Depositor .........................................................

Date............................................................................

(If joint account, both must sign)

Note: If direct deposit to bank account is selected, your blank, unsigned check marked "VOID" or a deposit slip from your savings account should accompany this application.

--------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information -- Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH-SPONSORED MUTUAL FUNDS.

 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

                                                                                        ......................, 19 . . . .
Dear Sir/Madam:                                                                              Date of Initial Purchase


   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Dragon Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:


  [ ] $25,000     [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Dragon Fund, Inc. Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Dragon Fund, Inc. held as security.

By:..............................................................  ...............................................................
Signature of Owner                                                 Signature of Co-Owner
                                                                   (If registered in joint names, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................          (2) Name....................................................

Account Number .............................................          Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

                         Branch Office, Address, Stamp


This form when completed should be mailed to:

    Merrill Lynch Dragon Fund, Inc.
    c/o Merrill Lynch Financial Data Services, Inc.
    P.O. Box 45289
    Jacksonville, Florida 32232-5289


We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the shareholder's signature.


 ...............................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

---------                    ------------

                                                  ..............................
---------                    ------------
Branch-Code                    F/C No.            F/C Last Name
---------                     ---------------

---------                     ---------------
Dealer's Customer Account No.

         MERRILL LYNCH DRAGON FUND, INC. -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

(Please Print)                                                                             ------------------------------------

Name of Owner.......................................................................
             First Name             Initial             Last Name                          ------------------------------------
                                                                                                      Social Security No.
                                                                                                or Taxpayer Identification No.

Name of Co-Owner (if any)...........................................................
                      First Name          Initial          Last Name

Address.............................................................................       Account Number...........................
                                                                                           (if existing account)
 ....................................................................................
(Zip Code)


--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [ ] Class A or [ ] Class D shares in Merrill Lynch Dragon Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [ ] Monthly on the 24th day of each month, or [ ] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawals on ________________or as soon as possible thereafter.
                    (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [ ] $________ or [ ] ____% of the current value of [ ] Class A or [ ] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [ ] check or [ ] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   [ ] as indicated in Item 1.
   [ ] to the order of..........................................................

Mail to (check one)
   [ ] the address indicated in Item 1.
   [ ] Name (please print)......................................................

Address.........................................................................

     ...........................................................................

Signature of Owner................................Date..........................

Signature of Co-Owner (if any)..................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [ ] checking [ ] savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ......................................Account Number................

Bank Address....................................................................

          ......................................................................

Signature of Depositor............................Date..........................

Signature of Depositor..........................................................

(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[ ] Class A shares  [ ] Class B shares   [ ] Class C shares   [ ] Class D shares

of Merrill Lynch Dragon Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Dragon Fund, Inc., as indicated below:



   Amount of each ACH debit $...................................................


   Account No. .................................................................


Please date and invest ACH debits on the 20th of each month beginning ..........
                                                                        (month)
or as soon as possible thereafter.


   I agree that you are preparing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of Fund shares including liquidating shares of the Fund and crediting my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.

 ...............      ....................................
     Date                       Signature of Depositor

                     ..............................................
                               Signature of Depositor
                            (If joint account, both must sign)
                   AUTHORIZATION TO HONOR ACH DEBITS DRAWN BY
                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City .......... State .......... Zip Code.......................................
As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 ...............      ...................................
     Date                       Signature of Depositor

 ....................      ..............................................
  Bank Account                    Signature of Depositor

   Number                  (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289


                                   CUSTODIAN


                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS


                             Deloitte & Touche LLP

                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL


                                Brown & Wood LLP

                             One World Trade Center
                         New York, New York 10048-0557

------
    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           -------------------------

                               TABLE OF CONTENTS


                                               PAGE
                                               ----
Fee Table....................................    2
Prospectus Summary...........................    4
Merrill Lynch Select Pricing(SM) System......    5
Financial Highlights.........................   10
Risks Factors and Special Considerations.....   12
  General....................................   12
  Investing on an International Basis and in
    Countries with Smaller Capital Markets...   12
  Investing in Developing Asia-Pacific
    Securities Markets and Economies.........   13
  Restrictions on Foreign Investments........   14
  Limitations on Share Transactions..........   16
  Fees and Expenses..........................   16
  Hedging Strategies.........................   16
  No Rating Criteria for Debt Securities.....   16
  Borrowing..................................   17
  Non-Diversified Status.....................   17
Investment Objective and Policies............   17
  Certain Risks of Debt Securities...........   19
  Portfolio Strategies Involving Options and
    Futures..................................   21
  Other Investment Policies and Practices....   27
Management of the Fund.......................   31
  Board of Directors.........................   31
  Management and Advisory Arrangements.......   32
  Code of Ethics.............................   33
  Transfer Agency Services...................   34
Purchase of Shares...........................   34
  Initial Sales Charge Alternatives --
    Class A and Class D Shares...............   36
  Deferred Sales Charge Alternatives --
    Class B and Class C Shares...............   39
  Distribution Plans.........................   42
  Limitations on the Payment of
    Deferred Sales Charges...................   44
Redemption of Shares.........................   44
  Redemption.................................   44
  Repurchase.................................   45
  Reinstatement Privilege --
    Class A and Class D Shares...............   45
Shareholder Services.........................   46
  Investment Account.........................   46
  Exchange Privilege.........................   47
  Automatic Reinvestment of Dividends and
    Distributions............................   48
  Systematic Withdrawal Plans................   48
  Automatic Investment Plans.................   48
  Fee-Based Programs.........................   48
Performance Data.............................   49
Additional Information.......................   50
  Dividends and Distributions................   50
  Determination of Net Asset Value...........   51
  Taxes......................................   52
  Organization of the Fund...................   54
  Shareholder Inquiries......................   55
  Shareholder Reports........................   55
Authorization Form...........................   57
                                  Code # 16261-0497



    [MERRILL LYNCH LOGO]

    MERRILL LYNCH
    DRAGON FUND, INC.

    PROSPECTUS                                                  [MLYNCH COMPASS]
    April 28, 1997
    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.
    This prospectus should be
    retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                        MERRILL LYNCH DRAGON FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800


                           -------------------------



     Merrill Lynch Dragon Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks long-term capital appreciation by investing primarily in developing Asia-Pacific equity and debt securities. This objective of the Fund reflects the belief that the emerging economies of the developing Asia-Pacific countries present attractive investment opportunities. The Fund may employ a variety of instruments and techniques to hedge against market and currency risk, although suitable hedging investments may not be available on a timely basis and on acceptable terms.


     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.


                           -------------------------



     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated April 28, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.



                           -------------------------



                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER


              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR


                           -------------------------



    The date of this Statement of Additional Information is April 28, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in developing Asia-Pacific equity and debt securities. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.


     While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or due to general market, economic or financial conditions. The Fund's portfolio turnover rates for the fiscal years ended December 31, 1995 and 1996, were 24.52% and 30.63%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and of all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months.


     The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below will require the approval of the holders of a majority of the Fund's outstanding voting securities.


     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net assets in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Fund does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.


PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     Reference is made to the discussion under the caption "Investment Objective and Policies -- Portfolio Strategies Involving Options and Futures" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Fund may seek to hedge its portfolio against movements in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and stock futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions, foreign currency options and futures and related options on such futures. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Manager believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Suitable hedging instruments may not be available with respect to developing Asia-Pacific securities on a timely basis and on acceptable terms. The following is further information relating to portfolio strategies involving options and futures the Fund may utilize.


     Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund on or before a specified future date and at a specified price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.



     The writer of a covered call option has no control over when he or she may be required to sell his or her securities since he or she may be assigned an exercise notice at any time prior to the termination of his or her obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.



     The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of the exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written. The Fund will not write a put option if the aggregate value of the obligations underlying the put shall exceed 50% of the Fund's net assets.


     Options referred to herein and in the Fund's Prospectus may be options traded on foreign securities exchanges. An option position may be closed only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "Clearing Corporation") may not, at all times, be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund may also enter into over-the-counter options transactions ("OTC options"), which are two party contracts with prices and terms negotiated between the buyer and seller. The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.


     Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may purchase either exchange-traded options or OTC options. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost (premium paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.



     Stock or Other Financial Index Futures and Options. As described in the Prospectus, the Fund is authorized to engage in transactions in stock or other financial index futures and options (including futures on government bonds), and related options on such futures. Set forth below is further information concerning futures transactions.


     A futures contract is an agreement between two parties to buy and sell a security, or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% and 15% of the value of the futures contract, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.


     An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.


     Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. The Fund has authority, however, to deal in forward foreign exchange among currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Manager. The Fund will not enter into a forward contract with a term of more than one year. Investors should be aware that U.S. dollar denominated securities may not be available in some or all developing Asia-Pacific countries, that the forward currency market for the purchase of U.S. dollars in most, if not all, developing Asia-Pacific countries is not highly developed and that in certain developing Asia-Pacific countries no forward market for foreign currencies currently exists or such market may be closed to investment by the Fund.


     The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Philippine peso denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Philippine pesos for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the Philippine peso relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of Philippine pesos for dollars at a specified price by a future date (a technique called a "spread"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the Philippine peso to the dollar. The Manager believes that "spreads" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures and movements in the prices of the securities or currencies which are the subject of the hedge. If the price of the options and futures moves more or less than the prices of the hedged security or currency, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to predict correctly price movements in the market involved in a particular options or futures transaction.


     Prior to exercise or expiration, an exchange-traded options or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into options or futures transactions on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only over-the-counter options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option), unless a quotation from only one dealer is available, in which case only that dealer's price will be used, or which can be sold at a formula price provided for in the OTC option agreement. In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency or security underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

     The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and positions limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES


     Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Taxes -- Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.



     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities which it is entitled to receive on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.


     Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.50% of the aggregate purchase price of the security that the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and presently will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its total assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.


     There can be no assurance that the security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby agreement and the related commitment fee will be recorded on the date which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under such agreements, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually-agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect the accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, often less than one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses resulting from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community.


     Lending of Portfolio Securities. Subject to the investment restriction stated below, the Fund may lend securities from its portfolio to approved borrowers and receive collateral therefor in cash or securities issued or guaranteed by the U.S. Government. Such collateral is maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time, and the borrower, after notice, will be required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

INVESTMENT RESTRICTIONS

     In addition to the investment restrictions set forth in the Prospectus the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Under the fundamental investment restrictions, the Fund may not:

          1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.

          6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Fund may not:


          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.



          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."


          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.



          d. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund will not purchase securities while borrowings exceed 5% of total assets except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained, exclusively for settlements of other securities transactions. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)



     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are otherwise not readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.


     In addition, as a non-fundamental policy which may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

     Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firms or any of their affiliates participate as an underwriter or dealer.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     Information about the Directors and executive officers of the Fund, including their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.


     ARTHUR ZEIKEL (64) -- President and Director(1)(2) -- President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990; and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.



     DONALD CECIL (70) -- Director(2) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     EDWARD H. MEYER (70) -- Director(2) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.



     CHARLES C. REILLY (65) -- Director(2) -- 9 Hampton Harbor Road, Hampton Bays, N.Y. 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.



     RICHARD R. WEST (59) -- Director(2) -- Box 604, Genoa, Nevada 89491. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus, New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's Inc. (real estate company).

     EDWARD D. ZINBARG (62) -- Director(2) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117, Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.



     TERRY K. GLENN (56) -- Executive Vice President(1)(2) -- Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     NORMAN R. HARVEY (63) -- Senior Vice President(1)(2) -- Senior Vice President of the Manager and FAM since 1982; Senior Vice President of Princeton Services since 1993.



     KARA W.Y. TAN BHALA (37) -- Vice President and Portfolio
Manager(1)(2) -- Vice President of the Manager and Senior Portfolio Manager of the Manager and FAM since 1992; Portfolio Manager with Fiduciary Trust Company International from 1990 to 1992; Vice President of James Capel Inc. from 1988 to 1990; Senior Investment Analyst of James Capel (Far East) Ltd. from 1986 to 1988.



     DONALD C. BURKE (36) -- Vice President(1)(2) -- Vice President and Director of Taxation of the Manager since 1990.



     GERALD M. RICHARD (47) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.



     JAMES W. HARSHAW (38) -- Secretary(1)(2) -- Attorney associated with the Manager and FAM since 1994; Associate with Sullivan & Cromwell from 1990 to 1994; Judicial Law Clerk for the United States Court of Appeals for the Third Circuit from 1989 to 1990.

---------------

(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Manager, or its affiliate, FAM, acts as investment adviser or manager.


     At March 31, 1997, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned less than 1% of the outstanding shares of common stock of ML&Co.


COMPENSATION OF DIRECTORS


     The Fund pays each Director not affiliated with the Manager, (each a "non-affiliated Director") a fee of $3,500 per year plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, at a rate of $500 per Committee meeting attended. The Chairman of the Committee receives an additional fee of $250 per Committee meeting attended. For the fiscal year ended December 31, 1996, fees and expenses paid to such non-affiliated Directors aggregated $37,698.

     The following table sets forth for the fiscal year ended December 31, 1996, compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1996 the aggregate compensation paid by all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Directors.



                                                                               AGGREGATE
                                                                              COMPENSATION
                                                             PENSION OR      FROM FUND AND
                                                             RETIREMENT      OTHER MLAM/FAM
                                                              BENEFITS       ADVISED FUNDS
                                                             ACCRUED AS           PAID
                                           COMPENSATION     PART OF FUND           TO
                NAME OF DIRECTOR            FROM FUND         EXPENSES        DIRECTORS(1)
        ---------------------------------  ------------     ------------     --------------
        Donald Cecil.....................     $8,500            None            $268,933
        Edward H. Meyer..................     $6,500            None            $227,933
        Charles C. Reilly................     $7,500            None            $293,833
        Richard R. West..................     $7,500            None            $269,833
        Edward D. Zinbarg................     $7,500            None            $127,333


---------------


(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Cecil (32 registered investment companies consisting of 32 portfolios); Mr. Meyer (32 registered investment companies consisting of 32 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. West (41 registered investment companies consisting of 54 portfolios); and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or other investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     The Fund has entered into a management agreement (the "Management Agreement") with the Manager. As discussed in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. For the fiscal years ended December 31, 1994, 1995 and 1996, the fees paid by the Fund to the Manager were $11,490,030, $11,840,885 and $15,984,061, respectively.



     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal years ended December 31, 1994, 1995 and 1996, the amount of such reimbursement was $162,198, $168,696 and $124,707, respectively. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans."



     As described in the Prospectus, the Manager has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Manager with respect to the Fund.



     The Manager is a limited partnership, the partners of which are ML&Co. and Princeton Services. ML&Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.


     Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."



     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Manager or its affiliate, FAM. Funds advised by the Manager or FAM which utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."


     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offerings of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares currently being offered differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. The gross sales charges for the sale of its new Class A shares for the fiscal period October 21, 1994 (commencement of operations) to December 31, 1994, were $99, of which the Distributor received $7, and Merrill Lynch received $92. The gross sales charges for the sale of its Class A shares for the fiscal year ended December 31, 1995 were $2,503, of which the Distributor received $150 and Merrill Lynch received $2,353. The gross sales charges for the sale of its Class A shares for the fiscal year ended December 31, 1996, were $4,396, of which the Distributor received $322 and Merrill Lynch received $4,074. The gross sales charges for the sale of its Class D shares (including redesignated Class A shares) for the fiscal year ended December 31, 1994, were $1,099,314, of which the Distributor received $63,868, and Merrill Lynch received $1,035,446. The gross sales charges for the sale of its Class D shares for the fiscal year ended December 31, 1995, were $620,284, of which the Distributor received $43,548 and Merrill Lynch received $576,736. The gross sales charges for the sale of its Class D shares for the fiscal year ended December 31, 1996, were $940,810, of which the Distributor received $64,519 and Merrill Lynch received $876,291. During such periods, the Distributor received no contingent deferred sales charges ("CDSCs") with respect to redemptions within one year after purchase of Class A or Class D shares purchased subject to a front-end sales charge waiver.



     The term "purchase" as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the

"Code")) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases of shares of the Fund by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.



     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations), and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to purchase Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.


     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

     Right of Accumulation. The reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. The reduced sales charges are applicable to a purchase aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds, presently held at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter but the reduced sales charge applicable to the amount covered by such Letter will be applicable only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.


     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML&Co. and its subsidiaries (the term "subsidiaries" when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML&Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value, without a sales charge.



     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.



     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of the other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after notice of termination.



     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of the other mutual fund and such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.


     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.


     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum for such accounts is $500 except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares of the Fund may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).


     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800)237-7777.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each

Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholder, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.



     The following table sets forth comparative information as of December 31, 1996, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule with respect to Class B and Class C shares and the Distributor's voluntary maximum with respect to Class B shares, for the periods indicated.

                                                         DATA CALCULATED AS OF DECEMBER 31, 1996
                                -----------------------------------------------------------------------------------------
                                                                     (IN THOUSANDS)
                                                                                                                ANNUAL
                                                                                                             DISTRIBUTION
                                                         ALLOWABLE                 AMOUNTS                      FEE AT
                                 ELIGIBLE    AGGREGATE    INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE   CURRENT NET
                                  GROSS        SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID        ASSET
                                 SALES(1)     CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                ----------   ---------   ----------   -------   --------------   ---------   ------------
CLASS B SHARES, FOR THE PERIOD
 MAY 29, 1992 (COMMENCEMENT OF
 OPERATIONS) TO DECEMBER 31,
 1996:
Under NASD Rule as Adopted..... $1,121,245    $70,078     $ 13,664    $83,742      $ 34,452       $49,290       $8,685
Under Distributor's Voluntary
  Waiver....................... $1,121,245    $70,078     $  5,606    $75,684      $ 34,452       $41,232       $8,685
CLASS C SHARES, FOR THE PERIOD
  OCTOBER 21, 1994
  (COMMENCEMENT OF OPERATIONS)
  TO DECEMBER 31, 1996:
Under NASD Rule as Adopted..... $   75,950    $ 4,747     $    439    $5,186       $    642       $ 4,544       $  466


---------------

(1) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at the 1.00% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares -- Distribution Plans" in the Prospectus.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.


     The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.



DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES



     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances, including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemption of Class B shares following the death or disability of a

Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age
59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequent than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended December 31, 1994, 1995 and 1996, the Distributor received CDSCs of $2,007,892, $2,203,281 and $2,098,967, respectively, with respect to Class B shares, all of which were paid to Merrill Lynch. Similarly, for the fiscal period October 21, 1994 (commencement of operations) to December 31, 1994, and for the fiscal years ended December 31, 1995 and 1996, the Distributor received CDSCs of $141, $9,778, and $71,125, respectively, with respect to Class C shares, all of which were paid to Merrill Lynch.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Reference is made to "Investment Objective and Policies -- Other Investment Policies and Practices -- Portfolio Transactions" in the Prospectus.


     Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.


     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     The Fund invests in certain securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.


     For the fiscal year ended December 31, 1996, the Fund paid total brokerage commissions of $4,116,501 of which $307,021, or 7.46%, was paid to Merrill Lynch for effecting 7.41% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended December 31, 1995, the Fund paid total brokerage commissions of $3,503,591 of which $150,732, or 4.3%, was paid to Merrill Lynch for effecting 4.8% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended December 31, 1994, the Fund paid total brokerage commissions of $3,637,132, of which $74,666, or 2.1%, was paid to Merrill Lynch for effecting 3.1% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions.


     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.


     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and
(ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.



     The Directors have considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

                        DETERMINATION OF NET ASSET VALUE


     Reference is made to "Additional Information -- Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value. The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.



     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities which are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, will be stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuation and procedures will be reviewed periodically by the Board of Directors.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases, reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Fund's transfer agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's transfer agent.


     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


AUTOMATIC INVESTMENT PLANS


     A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the ex-dividend date of such dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.


     Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.


SYSTEMATIC WITHDRAWAL PLANS -- CLASS A AND CLASS D SHARES


     A Class A or Class D shareholder may elect to make withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Class A or Class D shares of the Fund, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


     Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.


EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares are also exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.



     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.



     Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly-acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.


     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.


     To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised mutual funds, with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed exchange application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. See "Shareholder Services -- Automatic Reinvestment of Dividends and Distributions" in the Prospectus for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to Class D shares. See "Determination of Net Asset Value."


TAXES


     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures or options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


     The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield/high risk securities"), as described in the Prospectus. Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

     The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations, the Fund may elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.


TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

     The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to
Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.


     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign currency contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of
Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.


     The Treasury Department has authority to issue regulations concerning the recharacterization of principal and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain developing Asia-Pacific countries in which the Fund intends to invest. To date, no such regulations have been issued.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that, (i) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (ii) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.

     Set forth in the tables below is total return information for Class A, Class B, Class C and Class D shares of the Fund for the periods indicated. As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares, and historical performance data pertaining to such shares are provided below under the caption "Class D."



                     CLASS A                       CLASS B                       CLASS C                       CLASS D
           ----------------------------  ----------------------------  ----------------------------  ----------------------------
                           REDEEMABLE                    REDEEMABLE                    REDEEMABLE                    REDEEMABLE
                              VALUE                         VALUE                         VALUE                         VALUE
             EXPRESSED        OF A         EXPRESSED        OF A         EXPRESSED        OF A         EXPRESSED        OF A
               AS A       HYPOTHETICAL       AS A       HYPOTHETICAL       AS A       HYPOTHETICAL       AS A       HYPOTHETICAL
            PERCENTAGE       $1,000       PERCENTAGE       $1,000       PERCENTAGE       $1,000       PERCENTAGE       $1,000
            BASED ON A     INVESTMENT     BASED ON A     INVESTMENT     BASED ON A     INVESTMENT     BASED ON A     INVESTMENT
           HYPOTHETICAL    AT THE END    HYPOTHETICAL    AT THE END    HYPOTHETICAL    AT THE END    HYPOTHETICAL    AT THE END
              $1,000         OF THE         $1,000         OF THE         $1,000         OF THE         $1,000         OF THE
  PERIOD    INVESTMENT       PERIOD       INVESTMENT       PERIOD       INVESTMENT       PERIOD       INVESTMENT       PERIOD
---------- -------------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
                                                        AVERAGE ANNUAL TOTAL RETURN
                                                (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year
 Ended
 December
 31,
 1996.....       7.63%      $1,076.30          8.41%      $1,084.10         11.43%      $1,114.30          7.34%      $1,073.40
Inception
  (October
  21,
  1994) to
  December
  31,
  1996....       1.41%      $1,031.30            --              --          2.93%      $1,065.50            --              --
Inception
  (May 29,
  1992) to
  December
  31,
  1996....         --              --         14.44%      $1,858.00            --              --         13.98%      $1,823.90



                                                            ANNUAL TOTAL RETURN
  PERIOD                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
----------
Year Ended
 December
 31,
 1996.....      13.59%      $1,135.90         12.41%      $1,124.10         12.43%      $1,124.30         13.29%      $1,132.90
Year Ended
  December
  31,
  1995....       7.44%      $1,074.40          6.49%      $1,064.90          6.46%      $1,064.60          7.35%      $1,073.50
Year Ended
  December
  31,
  1994....         --              --        (17.86)%     $  821.40            --              --        (17.24)%     $  827.60
Inception
  (October
  21,
  1994) to
  December
  31,
  1994....     (10.82)%     $  891.80            --              --        (10.98)%     $  890.20            --              --
Year Ended
  December
  31,
  1993....         --              --         86.15%      $1,861.50            --              --         87.46%      $1,874.60
Inception
  (May 29,
  1992) to
  December
  31,
  1992....         --              --          1.50%      $1,015.00            --              --          2.02%      $1,020.20



                                                           AGGREGATE TOTAL RETURN
  PERIOD                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
----------
Inception
 (October
 21, 1994)
 to
 December
 31,
 1996.....       3.13%      $1,031.30            --              --          6.55%      $1,065.50            --              --
Inception
  (May 29,
  1992) to
  December
  31,
  1996....         --              --         85.80%      $1,858.00            --              --         82.39%      $1,823.90



     In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund was incorporated under Maryland law on February 13, 1992. As of the date of this Statement of Additional Information, the Fund has an authorized capital of 500,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Fund and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that expenses related to the account maintenance and/or distribution of the shares within a class will be borne solely by such class. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.


     The Manager provided the initial capital for the Fund by purchasing 5,000 Class A shares and 5,000 Class B shares of Common Stock for an aggregate of $100,000. Such shares were acquired for investment and can only be disposed of by redemption.

COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets on December 31, 1996, and its shares outstanding on that date is set forth below.



                                                CLASS A          CLASS B           CLASS C         CLASS D
                                              -----------     --------------     -----------     ------------
Net Assets..................................  $49,942,833     $1,157,944,111     $62,112,801     $297,179,437
                                              ===========     ==============     ===========     ============
Number of Shares Outstanding................    2,760,504         64,719,334       3,512,195       16,405,188
                                              ===========     ==============     ===========     ============
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding)..............................  $     18.09     $        17.89     $     17.68     $      18.11
Sales Charge (for Class A and Class D
  shares: 5.25% of offering price (5.54% of
  net asset value per share))*..............         1.00                 **              **             1.00
                                              -----------     --------------     -----------     ------------
Offering Price..............................  $     19.09     $        17.89     $     17.68     $      19.11
                                              ===========     ==============     ===========     ============


---------------

 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Contingent Deferred Sales Charges -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS


     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's assets (the "Custodian"). Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT


     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund -- Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL


     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.


REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on December 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.


     Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's common stock on April 1, 1997.

                                                                        APPENDIX

                           RATINGS OF DEBT SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE RATINGS


Aaa          Bonds which are rated "Aaa" are judged to be of the best quality.
             They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.



A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa Bonds which are rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba           Bonds which are rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B Bonds which are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

     Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. PRIME-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, in assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

     Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Preferred stock rating symbols and their definitions are as follows:


aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.



baa An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.



c            This is the lowest rated class of preferred or preference stock.
             Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S") CORPORATE DEBT RATINGS


     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


Speculative

Grade Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The letter "c" indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

p The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.         Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.          Nature of, and provisions of, the issue.

III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB
B
CCC Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C            A preferred stock rated "C" is a non-paying issue.

D A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Dragon Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Dragon Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Dragon Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP


Princeton, New Jersey


February 10, 1997

                                                                           MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 1996
SCHEDULE OF INVESTMENTS                                                                                     (IN US DOLLARS)

                             FACE AMOUNT/                                                                  VALUE   PERCENT OF
COUNTRIES    INDUSTRIES      SHARES HELD              LONG-TERM INVESTMENTS             COST             (NOTE 1a) NET ASSETS
China        Building &        2,606,800   +New World Infrastructure, Ltd.           $    7,558,272   $    7,617,492    0.5%
             Construction

             Conglomerates    32,504,104     Guangdong Investments, Ltd.                 17,911,060       31,310,522    2.0

             Manufacturing     1,675,205   +Guangdong Tannery Ltd.                          225,419          422,375    0.0

             Real Estate       5,346,000     China Resources Enterprise Ltd.              7,838,543       12,027,463    0.8
                          US$ 15,900,000     Henderson Capital International,
                                             5% due 3/28/1997 (b)                        17,032,175       13,674,000    0.9
                                                                                     --------------   --------------  ------
                                                                                         24,870,718       25,701,463    1.7

                                             TOTAL LONG-TERM INVESTMENTS
                                             IN CHINA                                    50,565,469       65,051,852    4.2


Hong Kong    Banking             905,500     Dao Heng Bank Group Ltd.                     4,162,560        4,343,684    0.3
                               7,504,000     Guoco Group, Ltd.                           33,753,379       42,012,309    2.7
                               4,241,106     HSBC Holdings, Ltd.                         51,026,855       90,755,501    5.7
                                                                                     --------------   --------------  ------
                                                                                         88,942,794      137,111,494    8.7

             Conglomerates     7,765,000     Citic Pacific Ltd.                          28,620,635       45,079,972    2.9
                              23,328,159     First Pacific Company Ltd.                  26,159,850       30,313,938    1.9
                              10,796,000     Hutchison Whampoa, Ltd.                     51,036,357       84,801,784    5.4
                               3,615,000     Swire Pacific Ltd. 'A'                      21,539,530       34,471,974    2.2
                               8,058,000     Swire Pacific Ltd. 'B'                      10,707,902       12,190,147    0.8
                                                                                     --------------   --------------  ------
                                                                                        138,064,274      206,857,815   13.2

             Electronic/      12,200,000     ASM Pacific Technology Ltd.                  4,026,946        9,464,701    0.6
             Semiconductors

             Insurance        25,633,000     National Mutual Asia, Ltd.                  13,051,294       24,360,299    1.6

             Leisure      US$ 12,367,000     HSH Overseas Finance Ltd.,
                                             5% due 1/06/2001 (b)                        13,702,646       14,129,298    0.9

             Publishing &      8,270,000     South China Morning Post
             Broadcasting                    Holdings Ltd.                                5,040,886        6,843,548    0.5
                               5,213,000     Television Broadcasts Ltd.                  20,622,840       20,827,735    1.3
                                                                                     --------------   --------------  ------
                                                                                         25,663,726       27,671,283    1.8

             Real Estate       9,517,000     Cheung Kong Holdings Ltd.                   53,448,004       84,599,657    5.4
                               4,093,688     New World Development Co., Ltd.             13,461,944       27,656,478    1.8
                          US$  5,150,000     New World Development Co.,
                                             Ltd., 4.375% due 12/11/2000 (b)              5,822,455        6,926,750    0.4
                               6,402,100     Sun Hung Kai Properties, Ltd.               46,348,749       78,432,761    5.0
                               7,280,751     Wharf Holdings Ltd.                         25,378,541       36,337,857    2.3
                                                                                     --------------   --------------  ------
                                                                                        144,459,693      233,953,503   14.9

             Utilities--      18,132,665     Hong Kong and China Gas
             Electric & Gas                  Company Ltd.                                24,017,834       35,050,847    2.2

                                             TOTAL LONG-TERM INVESTMENTS
                                             IN HONG KONG                               451,929,207      688,599,240   43.9


India        Finance               1,029     Housing Development Finance
                                             Corp., Ltd.                                    100,884           64,813    0.0

             Steel                 1,331     Essar Steel Ltd.                                 3,795              733    0.0

                                             TOTAL LONG-TERM INVESTMENTS
                                             IN INDIA                                       104,679           65,546    0.0


Indonesia    Banking          14,517,459     P.T. Bank International
                                             Indonesia (Foreign)                         10,072,259       14,296,099    0.9


SCHEDULE OF INVESTMENTS

                             FACE AMOUNT/                                                                  VALUE   PERCENT OF
COUNTRIES    INDUSTRIES      SHARES HELD              LONG-TERM INVESTMENTS             COST             (NOTE 1a) NET ASSETS
             Infrastructure   19,400,500     P.T. Citra Marga Nusaphala
                                             Persada (Foreign)                           12,949,979       15,201,578    1.0

             Insurance        11,721,000     P.T. Lippo Life Insurance
                                             (Foreign)                                   12,047,256       10,797,618    0.7

             Telecommuni-        240,500     P.T. Telekomunikasi Indonesia
               cations                       (Series B) (ADR)*                            6,793,351        8,297,250    0.5

             Tobacco           8,748,500     P.T. Hanjaya Mandala Sampoerna
                                             (Foreign)                                    4,037,272       46,688,310    3.0

                                             TOTAL LONG-TERM INVESTMENTS
                                             IN INDONESIA                                45,900,117       95,280,855    6.1


Malaysia     Banking           3,692,000     Affin Holdings BHD                           5,854,154       10,162,139    0.7
                               3,014,400     Arab-Malaysian Merchant Bank BHD             7,134,948       25,309,022    1.6
                               2,465,000     Malayan Banking BHD                          9,836,948       27,334,653    1.7
                               7,382,333     Public Bank BHD (Foreign)                   11,225,061       15,641,775    1.0
                                                                                     --------------   --------------  ------
                                                                                         34,051,111       78,447,589    5.0

             Conglomerates     3,305,000     Malaysian Resources
                                             Corporation BHD                             13,688,114       13,023,663    0.8
                              11,040,560     Renong BHD                                  14,220,969       19,588,796    1.3
                          US$  3,185,000     Renong BHD, 2.50% due
                                             1/15/2005 (b)                                3,742,823        3,710,525    0.2
                                                                                     --------------   --------------  ------
                                                                                         31,651,906       36,322,984    2.3

             Construction      5,200,000     I.J.M. Corp. BHD                             6,266,933       12,253,465    0.8

             Diversified       1,358,000     United Engineers Berhad                     11,925,657       12,262,337    0.8

             Engineering  US$  2,000,000     United Engineering, Ltd.,
                                             2% due 3/01/2004 (b)                         2,937,500        3,040,000    0.2

             Finance              91,000     Hong Leong Credit BHD                          596,823          573,030    0.0

             Food              1,721,700     Nestle Malaysia BHD                          7,333,320       13,841,786    0.9

             Leisure           5,116,000     Berjaya Sports ToTo BHD                     12,957,878       25,529,347    1.6
                               1,882,000     Resorts World BHD                            7,644,074        8,571,485    0.6
                                                                                     --------------   --------------  ------
                                                                                         20,601,952       34,100,832    2.2

             Publishing &      2,173,000     Star Publications Malaysia
             Broadcasting                    Berhad                                       7,475,073        8,562,911    0.5

             Real Estate       2,723,000     Land & General BHD                           6,708,694        6,524,416    0.4

             Telecommuni-      1,791,000     Telekom Malaysia BHD                        12,287,753       15,959,406    1.0
             cations       US$12,895,000     Telekom Malaysia BHD, 4%
                                             due 10/03/2004 (b)                          13,379,386       13,281,850    0.9
                                                                                     --------------   --------------  ------

                                                                                         25,667,139       29,241,256    1.9
             Utilities--       2,106,000     Tenaga Nasional Berhad                       9,538,501       10,092,119    0.6
             Electric & Gas
                                             TOTAL LONG-TERM INVESTMENTS
                                             IN MALAYSIA                                164,754,609      245,262,725   15.6

Philippines  Banking           1,144,900     Philippine Commercial
                                             International Bank, Inc.                    13,448,889       15,041,527    0.9

             Beverages         3,773,864     San Miguel Corporation 'B'                   5,817,118       16,670,534    1.1

             Conglomerates     1,076,183   +Benpres Holdings Corp.
                                             (GDR)**++                                    8,255,098        7,802,327    0.5

             Construction     11,451,300   +DMCI Holdings Inc.                            7,179,793        7,522,274    0.5

             International    20,347,155     International Container Terminal
             Trade                           Services, Inc. (ICTSI)                       7,785,441       10,653,975    0.7

             Real Estate      12,711,990     Ayala Land, Inc. 'B'                        12,689,126       14,522,456    0.9

             Retail           59,964,170     SM Prime Holdings, Inc.                     10,790,371       15,527,660    1.0

             Utilities--       2,055,935     Manila Electric Co. (MERALCO) 'B'            8,662,519       16,832,674    1.1
             Electric & Gas
                                             TOTAL LONG-TERM INVESTMENTS
                                             IN THE PHILIPPINES                          74,628,355      104,573,427    6.7

                                                                           MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 1996
SCHEDULE OF INVESTMENTS (concluded)                                                                         (IN US DOLLARS)
                             FACE AMOUNT/                                                                  VALUE   PERCENT OF
COUNTRIES    INDUSTRIES      SHARES HELD              LONG-TERM INVESTMENTS             COST             (NOTE 1a) NET ASSETS

Singapore    Airlines          1,605,000     Singapore Airlines Ltd.
                                             (Foreign)                               $   12,704,463   $   14,572,133    0.9%

             Automotive        1,203,000     Cycle & Carriage, Ltd.                       5,832,188       14,706,391    0.9

             Banking           1,720,000     Development Bank of Singapore
                                             Ltd. (Foreign)                              19,114,401       23,239,920    1.5
                               1,147,976     Overseas Chinese Banking Corp.
                                             (Foreign)                                    6,877,709       14,279,942    0.9
                               2,247,704     United Overseas Bank (Foreign)              16,101,465       25,067,331    1.6
                                                                                     --------------   --------------  ------
                                                                                         42,093,575       62,587,193    4.0

             Beverages         1,247,600     Fraser & Neave Ltd.                         14,614,946       12,843,466    0.8

             Conglomerates     1,397,400     ACMA Ltd.                                    4,165,286        3,016,977    0.2

             Publishing &        913,400     Singapore Press Holdings
             Broadcasting                    Ltd. (Foreign)                               9,980,798       18,022,476    1.2

             Real Estate       1,862,000     City Development Ltd.                       15,104,510       16,772,376    1.1
                               3,870,000     DBS Land Ltd.                               12,140,189       14,248,284    0.9
                                                                                     --------------   --------------  ------
                                                                                         27,244,699       31,020,660    2.0
                                             TOTAL LONG-TERM INVESTMENTS
                                             IN SINGAPORE                               116,635,955      156,769,296   10.0


South Korea  Steel                93,600     Pohang Iron & Steel Co., Ltd.                8,685,845        5,433,799    0.3

             Telecommuni-         20,289     Korea Mobile Telecommunications
             cations                         Corp.                                       17,206,771       21,084,184    1.4

             Utilities--         437,580     Korean Electric & Power Corp.               15,055,387       12,776,817    0.8
             Electric & Gas

                                             TOTAL LONG-TERM INVESTMENTS
                                             IN SOUTH KOREA                              40,948,003       39,294,800    2.5


Thailand     Banking           1,155,360     Bangkok Bank Public Company Ltd.             8,269,986       11,172,039    0.7
                          US$ 18,544,000     Bangkok Bank Public Company Ltd.,
                                             3.25% due 3/03/2004 (b)                     20,867,247       18,080,400    1.2
                               3,063,333     Industrial Finance Corp. of
                                             Thailand                                     4,959,597        8,181,788    0.5
                                 654,347     Siam Commercial Bank Public Co.
                                             (Foreign)                                    6,217,446        4,745,527    0.3
                         US$   9,791,000     Siam Commercial Bank Public Co.,
                                             3.25% due 1/24/2004 (b)                     10,884,329        8,640,558    0.6
                                 754,300     Thai Farmers Bank, Ltd. (Foreign)            7,796,032        4,705,736    0.3
                                 206,537     Thai Farmers Bank, Ltd. (Foreign)
                                             (Warrants) (a)                                 204,387          195,287    0.0
                                                                                     --------------   --------------  ------
                                                                                         59,199,024       55,721,335    3.6

             Financial         1,534,800     Finance One Co., Ltd. (Foreign)              6,904,837        3,111,849    0.2
             Services            420,000     Phatra Thanakit Co., Ltd.                    3,760,656        1,195,461    0.1
                                                                                     --------------   --------------  ------
                                                                                         10,665,493        4,307,310    0.3

             Mutual Funds     18,477,000     Ruam Pattana Fund II                         8,601,546        7,564,569    0.5

             Oil & Gas         1,234,500     PTT Exploration and Production
                                             Public Co., Ltd. (Foreign)                  11,993,094       17,809,685    1.1

             Real Estate         528,900     Land & House Public Co. (Foreign)            4,770,219        3,856,369    0.2

             Telecommuni-        154,600     Advanced Information Service
             cations                         Public Company Ltd.                          1,064,329        1,314,103    0.1

                                             TOTAL LONG-TERM INVESTMENTS
                                             IN THAILAND                                 96,293,705       90,573,371    5.8


                                             TOTAL LONG-TERM INVESTMENTS              1,041,760,099    1,485,471,112   94.8


SCHEDULE OF INVESTMENTS (concluded)                                                                         (IN US DOLLARS)
                             FACE AMOUNT/                                                                  VALUE   PERCENT OF
COUNTRIES    INDUSTRIES      SHARES HELD              LONG-TERM INVESTMENTS             COST             (NOTE 1a) NET ASSETS

United       Commercial   US$ 50,992,000     General Motors Acceptance Corp.,
States       Paper***                        7.50% due 1/02/1997                         50,981,377       50,981,377    3.3
                              34,350,000     Three Rivers Funding, 5.72%
                                             due 1/21/1997                               34,240,843       34,240,843    2.2
                                                                                     --------------   --------------  ------
                                                                                         85,222,220       85,222,220    5.5

             US Government    10,000,000     Federal Home Loan Mortgage Corp.,
             & Agency                        5.45% due 1/06/1997                          9,992,431        9,992,431    0.6
             Obligations***

                                             TOTAL INVESTMENTS IN
                                             SHORT-TERM SECURITIES                       95,214,651       95,214,651    6.1


             TOTAL INVESTMENTS                                                       $1,136,974,750    1,580,685,763  100.9
                                                                                     ==============
             LIABILITIES IN EXCESS OF OTHER ASSETS                                                       (13,506,581)  (0.9)
                                                                                                      --------------  ------
             NET ASSETS                                                                               $1,567,179,182  100.0%
                                                                                                      ==============  ======

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (b)Convertible security.
            +Non-income producing security.
           ++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $7,802,000, representing 0.5% of net assets.

                             ACQUISITION                VALUE
ISSUE                            DATE       COST      (NOTE 1a)

Benpres Holdings Corp. (GDR)  2/08/1995  $8,255,098  $7,802,327

TOTAL                                    $8,255,098  $7,802,327
                                         ==========  ==========

             See Notes to Financial Statements.

                                                                      MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 1996
STATEMENT OF ASSETS AND LIABILITIES

                    As of December 31, 1996
Assets:             Investments, at value (identified cost--$1,136,974,750)(Note 1a) ....                 $1,580,685,763
                    Foreign cash (Note 1c) ..............................................                      4,604,383
                    Receivables:
                      Securities sold ...................................................$    1,863,679
                      Interest ..........................................................     1,735,569
                      Capital shares sold ...............................................     1,551,253
                      Dividends .........................................................     1,377,354        6,527,855
                                                                                         --------------
                    Deferred organization expenses (Note 1f) ............................                          7,194
                    Prepaid registration fees and other assets (Note 1f) ................                        117,665
                                                                                                          --------------
                    Total assets ........................................................                  1,591,942,860
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed ...........................................    20,495,516
                      Investment adviser (Note 2) .......................................     1,367,230
                      Distributor (Note 2) ..............................................     1,127,536       22,990,282
                                                                                         --------------
                    Accrued expenses and other liabilities ..............................                      1,773,396
                                                                                                          --------------
                    Total liabilities ...................................................                     24,763,678
                                                                                                          --------------

Net Assets:         Net assets ..........................................................                 $1,567,179,182
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized .......................................                 $      276,050
                    Class B Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized .......................................                      6,471,933
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized .......................................                        351,220
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized .......................................                      1,640,519
                    Paid-in capital in excess of par ....................................                  1,097,751,494
                    Accumulated distributions in excess of investment income--net .......                     (9,384,694)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net ..................................                     26,375,864
                    Unrealized appreciation on investments and foreign currency
                    transactions--net ...................................................                    443,696,796
                                                                                                          --------------
                    Net assets                                                                            $1,567,179,182
                                                                                                          ==============
Net Asset           Class A--Based on net assets of $49,942,833 and 2,760,504
Value:                       shares outstanding .........................................                 $        18.09
                                                                                                          ==============
                    Class B--Based on net assets of $1,157,944,111 and 64,719,334
                             shares outstanding .........................................                 $        17.89
                                                                                                          ==============
                    Class C--Based on net assets of $62,112,801 and 3,512,195
                             shares outstanding .........................................                 $        17.68
                                                                                                          ==============
                    Class D--Based on net assets of $297,179,437 and 16,405,188
                             shares outstanding .........................................                 $        18.11
                                                                                                          ==============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1996
Investment          Dividends (net of $1,027,833 foreign withholding tax) ..............                  $   26,215,944
Income              Interest and discount earned (net of $645 foreign withholding tax) .                       7,660,994
(Notes 1d & 1e):                                                                                          --------------
                    Total income .......................................................                      33,876,938
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2) .................................. $   15,984,061
                    Account maintenance and distribution fees--Class B (Note 2) ........     11,795,965
                    Transfer agent fees--Class B (Note 2) ..............................      2,186,878
                    Custodian fees .....................................................      2,064,536
                    Account maintenance fees--Class D (Note 2) .........................        780,000
                    Account maintenance and distribution fees--Class C (Note 2) ........        606,862
                    Transfer agent fees--Class D (Note 2) ..............................        480,074
                    Printing and shareholder reports ...................................        221,345
                    Registration fees (Note 1f) ........................................        208,432
                    Accounting services (Note 2) .......................................        124,707
                    Transfer agent fees--Class C (Note 2) ..............................        120,958
                    Professional fees ..................................................         99,005
                    Transfer agent fees--Class A (Note 2) ..............................         71,788
                    Directors' fees and expenses .......................................         37,698
                    Amortization of organization expenses (Note 1f) ....................         17,267
                    Pricing fees .......................................................          8,880
                    Other ..............................................................         50,966
                                                                                         --------------
                    Total expenses .....................................................                      34,859,422
                                                                                                          --------------
                    Investment loss--net ...............................................                        (982,484)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net .................................................     49,562,464
(Loss) on             Foreign currency transactions--net ...............................       (356,904)      49,205,560
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net .................................................    128,769,910
(Notes 1b, 1c,        Foreign currency transactions--net ...............................        133,749      128,903,659
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions ......................................                     178,109,219
                                                                                                          --------------
                    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............                  $  177,126,735
                                                                                                          ==============

                       See Notes to Financial Statements.


                                                                       MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 1996
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   FOR THE YEAR
                                                                                                 ENDED DECEMBER 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment loss--net ..............................................  $     (982,484)  $     (152,522)
                    Realized gain (loss) on investments and foreign
                    currency transactions--net ........................................      49,205,560       (9,501,387)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net ................     128,903,659       89,459,720
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations ..............     177,126,735       79,805,811
                                                                                         --------------   --------------

Dividends &         In excess of investment income--net:
Distributions to      Class A .........................................................              --         (312,371)
Shareholders          Class B .........................................................              --       (1,509,738)
(Note 1g):            Class C .........................................................              --         (151,749)
                      Class D .........................................................              --       (2,159,398)
                    Realized gain on investments--net:
                      Class A .........................................................        (191,338)              --
                      Class B .........................................................      (4,598,194)              --
                      Class C .........................................................        (250,735)              --
                      Class D .........................................................      (1,140,627)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders .................................      (6,180,894)      (4,133,256)
                                                                                         --------------   --------------
Capital Share       Net increase in net assets derived from capital share
Transactions        transactions ......................................................      58,833,959       85,728,447
(Note 4):                                                                                --------------   --------------


Net Assets:         Total increase in net assets ......................................     229,779,800      161,401,002
                    Beginning of year .................................................   1,337,399,382    1,175,998,380
                                                                                         --------------   --------------
                    End of year .......................................................  $1,567,179,182   $1,337,399,382
                                                                                         ==============   ==============

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                CLASS A++
                                                                                                                FOR THE
                                                                                                                PERIOD
                    The following per share data and ratios have been derived                                   OCT. 21,
                    from information provided in the financial statements.            FOR THE YEAR              1994+ TO
                                                                                     ENDED DECEMBER 31,         DEC. 31,
                    INCREASE (DECREASE) IN NET ASSET VALUE:                        1996           1995            1994
Per Share           Net asset value, beginning of period ......................  $  15.99       $  15.05        $  17.43
Operating                                                                        --------       --------        --------
Performance:        Investment income--net ....................................       .14            .12             .02
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net ........      2.03           1.00           (1.91)
                                                                                 --------       --------        --------
                    Total from investment operations ..........................      2.17           1.12           (1.89)
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      In excess of investment income--net .....................        --           (.18)           (.13)
                      Realized gain on investments--net .......................      (.07)            --            (.27)
                      In excess of realized gain on investments--net ..........        --             --            (.09)
                                                                                 --------       --------        --------
                    Total dividends and distributions .........................      (.07)          (.18)           (.49)
                                                                                 --------       --------        --------
                    Net asset value, end of period ............................  $  18.09       $  15.99        $  15.05
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share ........................    13.59%          7.44%         (10.82%)++++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses ..................................................     1.33%          1.37%           1.54%*
Net Assets:                                                                      ========       ========        ========
                    Investment income--net ....................................      .78%           .74%            .84%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands) ..................  $ 49,943       $ 31,591        $  3,383
Data:                                                                            ========       ========        ========
                    Portfolio turnover ........................................    30.63%         24.52%          16.45%
                                                                                 ========       ========        ========
                    Average commission rate paid++++ ..........................  $  .0130             --              --
                                                                                 ========       ========        ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                   +Commencement of Operations.
                  ++Based on average shares outstanding during the period.
                 +++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission
                    rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++Aggregate total investment return.


                    See Notes to Financial Statements.

                                                                       MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 1996
FINANCIAL HIGHLIGHTS (continued)

                                                                                                CLASS B++
                                                                                                                         FOR THE
                    The following per share data and ratios                                             FOR THE          PERIOD
                    have been derived from information                                                TEN MONTHS         MAY 29,
                    provided in the financial statements.                                                ENDED          1992+ TO
                                                                       FOR THE YEAR ENDED DEC. 31,      DEC. 31,        FEB. 28,
                    INCREASE (DECREASE) IN NET ASSET VALUE:              1996       1995      1994        1993           1993
Per Share           Net asset value, beginning of period .........  $    15.98   $  15.03   $  18.74   $  11.01        $  10.00
Operating                                                           ----------   --------   --------   --------        --------
Performance:        Investment loss--net .........................        (.04)      (.03)      (.07)      (.02)           (.02)
                    Realized and unrealized gain (loss) on
                    investments and foreign
                    currency transactions--net ...................        2.02       1.00      (3.28)      7.86            1.05
                                                                    ----------   --------   --------   --------        --------
                    Total from investment operations .............        1.98        .97      (3.35)      7.84            1.03
                                                                    ----------   --------   --------   --------        --------
                    Less dividends and distributions:
                      Investment income--net .....................          --         --         --         --+++++         --
                      In excess of investment income--net ........          --       (.02)        --         --+++++       (.02)
                      Realized gain on investments--net ..........        (.07)        --       (.27)      (.11)             --+++++
                      In excess of realized gain on
                      investments--net ...........................          --         --       (.09)        --              --
                                                                    ----------   --------   --------   --------        --------
                    Total dividends and distributions ............        (.07)      (.02)      (.36)      (.11)           (.02)
                                                                    ----------   --------   --------   --------        --------
                    Net asset value, end of period ...............  $    17.89   $  15.98   $  15.03   $  18.74        $  11.01
                                                                    ==========   ========   ========   ========        ========

Total Investment    Based on net asset value per share ...........      12.41%      6.49%    (17.86%)    71.27%++++       10.32%++++
Return:**                                                           ==========   ========   ========   ========        ========

Ratios to Average   Expenses .....................................       2.36%      2.41%      2.40%      2.35%*           2.49%*
                                                                    ==========   ========   ========   ========        ========
Net Assets:         Investment loss--net .........................       (.24%)     (.20%)     (.42%)     (.15%)*          (.08%)*
                                                                    ==========   ========   ========   ========        ========

Supplemental        Net assets, end of period (in thousands) .....  $1,157,944   $991,281   $917,384   $990,843        $365,430
Data:                                                               ==========   ========   ========   ========        ========
                    Portfolio turnover ...........................      30.63%     24.52%     16.45%     16.62%            4.65%
                                                                    ==========   ========   ========   ========        ========
                    Average commission rate paid++++ .............  $    .0130         --         --         --              --
                                                                    ==========   ========   ========   ========        ========

                                                                                                CLASS C++
                                                                                                                FOR THE
                                                                                                                PERIOD
                    The following per share data and ratios have been derived                                   OCT. 21,
                    from information provided in the financial statements.            FOR THE YEAR             1994+ TO
                                                                                     ENDED DECEMBER 31,        DEC. 31,
                    INCREASE (DECREASE) IN NET ASSET VALUE:                        1996           1995           1994
Per Share           Net asset value, beginning of period ......................  $  15.79       $  14.92        $  17.29
Operating                                                                        --------       --------        --------
Performance:        Investment loss--net ......................................      (.04)          (.04)           (.01)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ....................      2.00           1.00           (1.89)
                                                                                 --------       --------        --------
                    Total from investment operations ..........................      1.96            .96           (1.90)
                                                                                 --------       --------        --------
                    Less dividends and distributions:

                      In excess of investment income--net .....................        --           (.09)           (.11)
                      Realized gain on investments--net .......................      (.07)            --            (.27)
                      In excess of realized gain on investments--net ..........        --             --            (.09)
                                                                                 --------       --------        --------
                    Total dividends and distributions .........................      (.07)          (.09)           (.47)
                                                                                 --------       --------        --------
                    Net asset value, end of period ............................  $  17.68       $  15.79        $  14.92
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share ........................    12.43%          6.46%         (10.98%)++++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses ..................................................     2.37%          2.42%           2.57%*
Net Assets:                                                                      ========       ========        ========
                    Investment loss--net ......................................     (.23%)         (.28%)          (.17%)*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands) ..................  $ 62,113       $ 29,042        $  5,329
Data:                                                                            ========       ========        ========
                    Portfolio turnover ........................................    30.63%         24.52%          16.45%
                                                                                 ========       ========        ========
                    Average commission rate paid+++ ...........................  $  .0130             --              --
                                                                                 ========       ========        ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                   +Commencement of Operations.
                  ++Based on average shares outstanding during the period.
                 +++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission
                    rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++Aggregate total investment return.
               +++++Amount was less than $.01 per share.

                    See Notes to Financial Statements.

                                                                       MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 1996
FINANCIAL HIGHLIGHTS (concluded)

                                                                                          CLASS D++
                                                                                                                       FOR THE
                    The following per share data and ratios                                              FOR THE       PERIOD
                    have been derived from information                                                 TEN MONTHS      MAY 29,
                    provided in the financial statements.                                                 ENDED       1992+ TO
                                                                       FOR THE YEAR ENDED DEC. 31,       DEC. 31,     FEB. 28,
                    INCREASE (DECREASE) IN NET ASSET VALUE:              1996       1995      1994         1993         1993
Per Share           Net asset value, beginning of period ..........   $  16.05   $  15.08   $  18.77    $  11.01      $  10.00
Operating                                                             --------   --------   --------    --------      --------
Performance:        Investment income--net ........................        .09        .09        .06         .07           .05
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net ....................       2.04       1.02      (3.30)       7.88          1.04
                                                                      --------   --------   --------    --------      --------
                    Total from investment operations ..............       2.13       1.11      (3.24)       7.95          1.09
                                                                      --------   --------   --------    --------      --------
                    Less dividends and distributions:
                      Investment income--net ......................         --         --         --        (.01)           --+++++
                      In excess of investment income--net .........         --       (.14)      (.09)       (.07)         (.08)
                      Realized gain on investments--net ...........       (.07)        --       (.27)       (.11)           --
                      In excess of realized gain on
                      investments--net ............................         --         --       (.09)         --            --
                                                                      --------   --------   --------    --------      --------
                    Total dividends and distributions .............       (.07)      (.14)      (.45)       (.19)         (.08)
                                                                      --------   --------   --------    --------      --------
                    Net asset value, end of period ................   $  18.11   $  16.05   $  15.08    $  18.77      $  11.01
                                                                      ========   ========   ========    ========      ========

Total Investment    Based on net asset value per share ............     13.29%      7.35%     (17.24%)     72.31%++++    10.99%++++
Return:**                                                             ========   ========   ========    ========      ========

Ratios to Average   Expenses ......................................      1.58%      1.63%       1.63%       1.59%*        1.73%*
Net Assets:                                                           ========   ========   ========    ========      ========
                    Investment income--net ........................       .53%       .59%        .34%        .61%*         .61%*
                                                                      ========   ========   ========    ========      ========

Supplemental        Net assets, end of period (in thousands) ......   $297,179   $285,485   $249,903    $311,848      $111,180
Data:                                                                 ========   ========   ========    ========      ========
                    Portfolio turnover ............................     30.63%     24.52%      16.45%      16.62%         4.65%
                                                                      ========   ========   ========    ========      ========
                    Average commission rate paid+++ ...............   $  .0130         --         --          --            --
                                                                      ========   ========   ========    ========      ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                   +Commencement of Operations.
                  ++Based on average shares outstanding during the period.
                 +++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission
                    rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++Aggregate total investment return.
               +++++Amount was less than $.01 per share.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign

                              MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 1996
currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,043,777 have been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and differences of $277,161 have been reclassified between undistributed realized capital gains and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.") which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     ACCOUNT     DISTRIBUTION
                                 MAINTENANCE FEE     FEE
Class B .......................        0.25%        0.75%
Class C .......................        0.25%        0.75%
Class D .......................        0.25%          --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD         MLPF&S
Class A ..........................    $   322       $  4,074
Class D ..........................    $64,619       $876,291

For the year ended December 31, 1996, MLPF&S received contingent deferred sales charges of $2,098,967 and $71,125 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $307,021 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.


3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $519,885,051 and $457,322,279, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:

                                      REALIZED        UNREALIZED
                                   GAINS (LOSSES)   GAINS (LOSSES)
Long-term investments ...........   $49,565,900     $443,711,013
Short-term investments ..........        (3,436)              --
Foreign currency transactions ...      (356,904)         (14,217)
                                    -----------     ------------
Total ...........................   $49,205,560     $443,696,796
                                    ===========     ============

As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $434,164,398, of which $476,975,886 related to appreciated securities and $42,811,488 related to depreciated securities. At December 31, 1996, the aggregate cost of investments for Federal income tax purposes was $1,146,521,365.


4. CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share transactions for the years ended December 31, 1996 and December 31, 1995 was $58,833,959 and $85,728,447,
respectively.

Transactions in capital shares for each class were as follows:

CLASS A SHARES FOR THE YEAR                               DOLLAR
ENDED DECEMBER 31, 1996                   SHARES          AMOUNT
Shares sold .......................    12,899,901    $ 220,044,411
Shares issued to shareholders
  in reinvestment of
  distributions ...................         9,549          166,434
                                     ------------    -------------
Total issued ......................    12,909,450      220,210,845
Shares redeemed ...................   (12,124,370)    (208,148,463)
                                     ------------    -------------
Net increase ......................       785,080    $  12,062,382
                                     ============    =============


CLASS A SHARES FOR THE YEAR                             DOLLAR
ENDED DECEMBER 31, 1995                 SHARES          AMOUNT
Shares sold ......................   15,316,591    $ 235,070,334
Shares issued to shareholders
  in reinvestment of dividends ...       18,086          282,321
                                   ------------    -------------
Total issued .....................   15,334,677      235,352,655
Shares redeemed ..................  (13,584,058)    (209,762,961)
                                   ------------    -------------
Net increase .....................    1,750,619    $  25,589,694
                                   ============    =============


CLASS B SHARES FOR THE YEAR                               DOLLAR
ENDED DECEMBER 31, 1996                  SHARES           AMOUNT
Shares sold .......................   25,325,787     $ 434,357,379
Shares issued to shareholders
  in reinvestment of
  distributions ...................      228,431         3,938,163
                                    ------------     -------------
Total issued ......................   25,554,218       438,295,542
Shares redeemed ...................  (22,696,021)     (388,041,441)
Automatic conversion of shares ....     (190,734)       (3,243,492)
                                    ------------     -------------
Net increase ......................    2,667,463     $  47,010,609
                                    ============     =============


Class B Shares for the Year                               Dollar
Ended December 31, 1995                   Shares          Amount
Shares sold ......................     25,831,182    $ 397,664,798
Shares issued to shareholders
  in reinvestment of dividends ...         81,436        1,269,593
                                     ------------    -------------
Total issued .....................     25,912,618      398,934,391
Shares redeemed ..................    (24,541,247)    (372,106,945)
Automatic conversion of shares ...       (369,028)      (5,593,649)
                                     ------------    -------------
Net increase .....................      1,002,343    $  21,233,797
                                     ============    =============



CLASS C SHARES FOR THE YEAR                                  DOLLAR
ENDED DECEMBER 31, 1996                     SHARES           AMOUNT
Shares sold ..........................   10,211,909     $ 171,725,625
Shares issued to shareholders
  in reinvestment of distributions ...       13,170           224,411
                                       ------------     -------------
Total issued .........................   10,225,079       171,950,036
Shares redeemed ......................   (8,552,384)     (144,423,321)
                                       ------------     -------------
Net increase .........................    1,672,695     $  27,526,715
                                       ============     =============

                              MERRILL LYNCH DRAGON FUND, INC., DECEMBER 31, 1996

NOTES TO FINANCIAL STATEMENTS (concluded)


CLASS C SHARES FOR THE YEAR                               DOLLAR
ENDED DECEMBER 31, 1995                  SHARES           AMOUNT
Shares sold .......................    4,484,570     $  68,645,095
Shares issued to shareholders
  in reinvestment of dividends ....        8,702           134,106
                                    ------------     -------------
Total issued ......................    4,493,272        68,779,201
Shares redeemed ...................   (3,011,017)      (46,232,303)
                                    ------------     -------------
Net increase ......................    1,482,255     $  22,546,898
                                    ============     =============


CLASS D SHARES FOR THE YEAR                                   DOLLAR
ENDED DECEMBER 31, 1996                      SHARES           AMOUNT
Shares sold ..........................    25,641,811     $ 438,051,376
Automatic conversion of shares .......       189,401         3,243,492
Shares issued to shareholders
  in reinvestment of distributions ...        55,362           966,068
                                        ------------     -------------
Total issued .........................    25,886,574       442,260,936
Shares redeemed ......................   (27,271,316)     (470,026,683)
                                        ------------     -------------
Net decrease .........................    (1,384,742)    $ (27,765,747)
                                        ============     =============


CLASS D SHARES FOR THE YEAR                               DOLLAR
ENDED DECEMBER 31, 1995                  SHARES           AMOUNT
Shares sold .......................   25,578,665     $ 391,676,072
Automatic conversion of shares ....      364,477         5,593,649
Shares issued to shareholders
  in reinvestment of dividends ....      113,447         1,776,581
                                    ------------     -------------
Total issued ......................   26,056,589       399,046,302
Shares redeemed ...................  (24,834,684)     (382,688,244)
                                    ------------     -------------
Net increase ......................    1,221,905     $  16,358,058
                                    ============     =============

5. COMMITMENTS:
At December 31, 1996, the Fund had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with values of approximately $1,491,000.

------

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Investment Objective and Policies.......    2
  Portfolio Strategies Involving Options
    and Futures.........................    2
  Other Investment Policies and
    Practices...........................    7
  Investment Restrictions...............    9
Management of the Fund..................   12
  Directors and Officers................   12
  Compensation of Directors.............   13
  Management and Advisory
    Arrangements........................   14
Purchase of Shares......................   15
  Initial Sales Charge Alternatives --
    Class A and Class D Shares..........   16
  Reduced Initial Sales Charges.........   18
  Employer-Sponsored Retirement or
    Savings Plans and Certain Other
    Arrangements........................   20
  Distribution Plans....................   20
  Limitations on the Payment of Deferred
    Sales Charges.......................   21
Redemption of Shares....................   22
  Deferred Sales Charges --
    Class B and Class C Shares..........   22
Portfolio Transactions and Brokerage....   23
Determination of Net Asset Value........   25
Shareholder Services....................   26
  Investment Account....................   26
  Automatic Investment Plans............   26
  Automatic Reinvestment of Dividends
    and Capital Gains Distributions.....   27
  Systematic Withdrawal Plans --
    Class A and Class D Shares..........   27
  Exchange Privilege....................   28
Dividends, Distributions and Taxes......   30
  Dividends and Distributions...........   30
  Taxes.................................   30
  Tax Treatment of Options, Futures and
    Forward Foreign Exchange
    Transactions........................   33
  Special Rules for Certain Foreign
    Currency Transactions...............   34
Performance Data........................   35
General Information.....................   37
  Description of Shares.................   37
  Computation of Offering Price Per
    Share...............................   38
  Independent Auditors..................   38
  Custodian.............................   38
  Transfer Agent........................   38
  Legal Counsel.........................   39
  Reports to Shareholders...............   39
  Additional Information................   39
  Security Ownership of Certain
    Beneficial Owners...................   39
Appendix................................   40
Independent Auditors' Report............   48
Financial Statements....................   49
                             Code # 16260-0497



    [MERRILL LYNCH LOGO]
    MERRILL LYNCH
    DRAGON FUND, INC.

    STATEMENT OF                                                [MLYNCH COMPASS]
    ADDITIONAL
    INFORMATION
    April 28, 1997
    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.


DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                    OR IMAGE IN TEXT
----------------------                              -------------------
Compass plate, circular                             Back cover of Prospectus and
graph paper and Merrill Lynch                       back cover of Statement of
logo including stylized market                      Additional Information
bull.

                           PART C. OTHER INFORMATION



ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


     (a) FINANCIAL STATEMENTS:

        Contained in Part A:


           Financial Highlights for each of the years in the three-year period ended December 31, 1996, the ten months ended December 31, 1993, and the period May 29, 1992 (commencement of operations) to February 28, 1993.


        Contained in Part B:

           Schedule of Investments as of December 31, 1996.


           Statement of Assets and Liabilities as of December 31, 1996.


           Statement of Operations for the year ended December 31, 1996.


           Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 1996.


           Financial Highlights for each of the years in the three-year period ended December 31, 1996, the ten months ended December 31, 1993, and the period May 29, 1992 (commencement of operations) to February 28, 1993.


     (b) EXHIBITS:


EXHIBIT
NUMBER                                           DESCRIPTION
---          -----------------------------------------------------------------------------------
 1 (a)  --   Articles of Incorporation of the Registrant dated February 13, 1992.(a)
   (b)  --   Articles of Amendment to the Articles of Incorporation of the Registrant dated
             October 17, 1994.(a)
   (c)  --   Articles Supplementary to the Articles of Incorporation of the Registrant dated
             October 17, 1994.(a)
   (d)  --   Articles Supplementary to the Articles of Incorporation of the Registrant dated
             September 1, 1995.(b)
 2      --   By-Laws of the Registrant.(b)
 3      --   None.
 4      --   Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended, and By-Laws of the
             Registrant.(c)
 5 (a)  --   Management Agreement between the Registrant and Merrill Lynch Asset Management
             L.P.(a)
   (b)  --   Supplement to Management Agreement between the Registrant and Merrill Lynch Asset
             Management, L.P. dated January 3, 1994.(d)
   (c)  --   Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and Merrill
             Lynch Asset Management U.K. Limited.
 6 (a)  --   Class A Shares Distribution Agreement between the Registrant and Merrill Lynch
             Funds Distributor, Inc.(a)
   (b)  --   Class B Shares Distribution Agreement between the Registrant and Merrill Lynch
             Funds Distributor, Inc.(a)
   (c)  --   Letter Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.
             with respect to the Merrill Lynch Mutual Fund Adviser Program.(d)
   (d)  --   Class C Shares Distribution Agreement between the Registrant and Merrill Lynch
             Funds Distributor, Inc.(a)
   (e)  --   Class D Shares Distribution Agreement between the Registrant and Merrill Lynch
             Funds Distributor, Inc.(a)
 7      --   None.
 8      --   Custody Agreement between the Registrant and Brown Brothers Harriman & Co.(a)
 9 (a)  --   Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
             Agreement between the Registrant and Merrill Lynch Financial Data Services, Inc.(a)
   (b)  --   License Agreement relating to the use of name between the Registrant and Merrill
             Lynch & Co.(a)
10      --   None.

EXHIBIT
NUMBER                                           DESCRIPTION
---          -----------------------------------------------------------------------------------
11      --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
12      --   None.
13      --   Certificate of Merrill Lynch Asset Management, L.P.(a)
14      --   None.
15 (a)  --   Class B Distribution Plan and Class B Distribution Plan Sub-Agreement of the
             Registrant.(a)
   (b)  --   Class C Distribution Plan and Class C Distribution Plan Sub-Agreement of the
             Registrant.(a)
   (c)  --   Class D Distribution Plan and Class D Distribution Plan Sub-Agreement of the
             Registrant.(a)
16 (a)  --   Schedule of computation of each performance quotation provided in the Registration
             Statement in response to Item 22 to Class A Shares.(a)
   (b)  --   Schedule of computation of each performance quotation provided in the Registration
             Statement in response to Item 22 to Class B Shares.(a)
   (c)  --   Schedule of computation of each performance quotation provided in the Registration
             Statement in response to Item 22 to Class C Shares.(a)
   (d)  --   Schedule of computation of each performance quotation provided in the Registration
             Statement in response to Item 22 to Class D Shares.(a)
17 (a)  --   Financial Data Schedule for Class A shares.
   (b)  --   Financial Data Schedule for Class B shares.
   (c)  --   Financial Data Schedule for Class C shares.
   (d)  --   Financial Data Schedule for Class D shares.
18      --   Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule 18f-3.(e)


---------------


(a) Filed on April 27, 1995, as an Exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-46216) (the "Registration Statement").



(b) Filed on April 26, 1996, as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement.



(c) Reference is made to Article II (Sections 3, 4 and 5), Article IV (Sections 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10), Article V (Sections 2, 3, 4, 5 and 6),
    Article VI, Article VII and Article IX of the Registrant's Articles of Incorporation filed as Exhibit (1)(a) to the Registration Statement; the Articles of Amendment to the Articles of Incorporation filed as Exhibit
    (1)(b) to the Registration Statement; the Articles Supplementary to the Articles of Incorporation filed as Exhibits (1)(c) and (1)(d) to the Registration Statement; and Article II (Sections 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11), Article III (Sections 1, 3, 5, 6 and 17), Article VI, Article VII (Sections 1, 2, 3, 4, 5, 6 and 7), Article XII, Article XIII and Article XIV of the Registrant's By-Laws filed as Exhibit (2) to the Registration Statement.



(d) Filed on April 28, 1994, as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.



(e) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     The Registrant is not controlled by or under common control with any other person.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES


                                                                           NUMBER OF
                                                                           HOLDERS AT
                               TITLE OF CLASS                            MARCH 31, 1997
        -------------------------------------------------------------    --------------
        Class A Common Stock, par value $0.10 per share..............         10,288
        Class B Common Stock, par value $0.10 per share..............        108,463
        Class C Common Stock, par value $0.10 per share..............          8,570
        Class D Common Stock, par value $0.10 per share..............         21,900



*Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION


     Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.



     Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act"), may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only on receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he or she is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.



     In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.



     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


     (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., and for the following closed-end investment companies:
Convertible Holdings,

Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.


     Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the MLAM, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1995, for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 28, and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.



                              POSITION(S) WITH THE             OTHER SUBSTANTIAL BUSINESS,
           NAME                      MANAGER                PROFESSION, VOCATION OR EMPLOYMENT
--------------------------  -------------------------   ------------------------------------------
ML&Co.....................  Limited Partner             Financial Services Holding Company;
                                                        Limited Partner of FAM
Princeton Services........  General Partner             General Partner of FAM
Arthur Zeikel.............  President                   President of FAM; President and Director
                                                        of Princeton Services; Director of MLFD;
                                                          Executive Vice President of ML&Co.
Terry K. Glenn............  Executive Vice President    Executive Vice President of FAM; Executive
                                                          Vice President and Director of Princeton
                                                          Services; President and Director of
                                                          MLFD; Director of MLFDS; President of
                                                          Princeton Administrators, L.P.

                              POSITION(S) WITH THE             OTHER SUBSTANTIAL BUSINESS,
           NAME                      MANAGER                PROFESSION, VOCATION OR EMPLOYMENT
--------------------------  -------------------------   ------------------------------------------
Vincent R. Giordano.......  Senior Vice President       Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services
Elizabeth Griffin.........  Senior Vice President       Senior Vice President of FAM
Michael J. Hennewinkel....  Senior Vice President       Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services
Philip L. Kirstein........  Senior Vice President,      Senior Vice President, General Counsel and
                              General Counsel and         Secretary of FAM; Senior Vice President,
                              Secretary                   General Counsel, Director and Secretary
                                                          of Princeton Services; Director of MLFD
Ronald M. Kloss...........  Senior Vice President and   Senior Vice President and Controller of
                              Controller                  FAM; Senior Vice President and Controller
                                                          of Princeton Services
Stephen M.M. Miller.......  Senior Vice President       Executive Vice President of Princeton
                                                          Administrators, L.P.; Senior Vice
                                                          President of Princeton Services
Joseph T. Monagle, Jr.....  Senior Vice President       Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services
Michael L. Quinn..........  Senior Vice President       Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services;
                                                          Managing Director and First Vice
                                                          President of Merrill Lynch, from 1989 to
                                                          1995
Gerald M. Richard.........  Senior Vice President and   Senior Vice President and Treasurer of
                              Treasurer                   FAM; Senior Vice President and Treasurer
                                                          of Princeton Services; Vice President
                                                          and Treasurer of MLFD
Ronald L. Welburn.........  Senior Vice President       Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services
Anthony Wiseman...........  Senior Vice President       Senior Vice President of FAM; Senior Vice
                                                          President of Princeton Services



     (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1995, for his own account or in the capacity of director, officer, partner or trustee. In addition,

Messrs. Zeikel, Albert, Bascand, Glenn, Harvey, Richard and Yardley are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:



                          POSITION WITH MLAM               OTHER SUBSTANTIAL BUSINESS,
        NAME                     U.K.                  PROFESSION, VOCATION OR EMPLOYMENT
--------------------    ----------------------    ---------------------------------------------
Arthur Zeikel           Director and Chairman     President of the Manager and FAM; President
                                                    and Director of Princeton Services;
                                                    Director of MLFD; Executive Vice President
                                                    of ML&Co.
Alan J. Albert          Senior Managing           Vice President of the Manager
                          Director
Terry K. Glenn          Director                  Executive Vice President of the Manager and
                                                    FAM; Executive Vice President and Director
                                                    of Princeton Services; President and
                                                    Director of MLFD; Director of MLFDS;
                                                    President of Princeton Administrators, L.P.
Adrian Holmes           Managing Director         Director of Merrill Lynch Global Asset
                                                    Management
Andrew John Bascand     Director                  Director of Merrill Lynch Global Asset
                                                    Management
Edward Gobora           Director                  Director of Merrill Lynch Global Asset
                                                    Management
Richard Kilbride        Director                  Managing Director of Merrill Lynch Global
                                                    Asset Management
Robert M. Ryan          Director                  Vice President, Institutional Marketing, Debt
                                                    and Equity Group, Merrill Lynch Capital
                                                    Markets from 1989 to 1994
Gerald M. Richard       Senior Vice President     Senior Vice President and Treasurer of the
                                                    Manager and FAM; Senior Vice President and
                                                    Treasurer of Princeton Services; Vice
                                                    President and Treasurer of MLFD
Stephen J. Yardley      Director                  Director of Merrill Lynch Global Asset
                                                    Management
Carol Ann Langham       Company Secretary         None
Debra Anne Searle       Assistant Company         None
                          Secretary


ITEM 29. PRINCIPAL UNDERWRITERS


     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2665.

                               POSITION(S) AND OFFICE(S)      POSITION(S) AND OFFICE(S)
          NAME                         WITH MLFD                   WITH REGISTRANT
-------------------------    -----------------------------    -------------------------
Terry K. Glenn               President and Director           Executive Vice President
Arthur Zeikel                Director                         President and Director
Philip L. Kirstein           Director                         None
William E. Aldrich           Senior Vice President            None
Robert W. Crook              Senior Vice President            None
Kevin P. Boman               Vice President                   None
Michael J. Brady             Vice President                   None
William M. Breen             Vice President                   None
Michael G. Clark             Vice President                   None
Mark A. DeSario              Vice President                   None
James T. Fatseas             Vice President                   None
Michelle T. Lau              Vice President                   None
Debra W. Landsman-Yaros      Vice President                   None
Gerald M. Richard            Vice President and Treasurer     Treasurer
Salvatore Venezia            Vice President                   None
William Wasel                Vice President                   None
Robert Harris                Secretary                        None


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Merrill Lynch Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).


ITEM 31. MANAGEMENT SERVICES


     Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish each person to whom a prospectus was delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND THE STATE OF NEW JERSEY, ON THE 25TH DAY OF APRIL 1997.


                                          MERRILL LYNCH DRAGON FUND, INC.
                                                  (Registrant)

                                          By:      /s/ GERALD M. RICHARD
                                            ------------------------------------

                                               (Gerald M. Richard, Treasurer)


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


                   SIGNATURE                                 TITLE                  DATE(S)
-----------------------------------------------  -----------------------------  ---------------

                 ARTHUR ZEIKEL*                     President and Director
-----------------------------------------------  (Principal Executive Officer)
                (Arthur Zeikel)
               GERALD M. RICHARD*                    Treasurer (Principal
-----------------------------------------------    Financial and Accounting
              (Gerald M. Richard)                          Officer)

                 DONALD CECIL*                             Director
-----------------------------------------------
                (Donald Cecil)

                EDWARD H. MEYER*                           Director
-----------------------------------------------
               (Edward H. Meyer)

               CHARLES C. REILLY*                          Director
-----------------------------------------------
              (Charles C. Reilly)

                RICHARD R. WEST*                           Director
-----------------------------------------------
               (Richard R. West)

               EDWARD D. ZINBARG*                          Director
-----------------------------------------------
              (Edward D. Zinbarg)

          *By: /s/ GERALD M. RICHARD                                            April 25, 1997
-----------------------------------------------
     (Gerald M. Richard, Attorney-in-Fact)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                      DESCRIPTION
-------       ------------------------------------------------------------------------
  5(c)     -- Form of Sub-Advisory Agreement between Merrill Lynch Asset Management,
              L.P. and Merrill Lynch Asset Management U.K. Limited.
 11        -- Consent of Deloitte & Touche LLP, independent auditors for the
              Registrant.
 17(a)     -- Financial Data Schedule for Class A shares.
   (b)     -- Financial Data Schedule for Class B shares.
   (c)     -- Financial Data Schedule for Class C shares.
   (d)     -- Financial Data Schedule for Class D shares.